                                                                   EXHIBIT 10.48

A REDACTED COPY OF THIS AGREEMENT BETWEEN INTERNATIONAL BUSINESS MACHINES CORPORATION AND ADVANCED MICRO DEVICES, INC., EFFECTIVE JUNE 14, 1996, IS ATTACHED AS EXHIBIT 10.48 TO THE QUARTERLY REPORT OF ADVANCED MICRO DEVICES, INC. ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 29, 1996, PURSUANT TO THE REQUIREMENTS OF ITEM 6(A) OF FORM 10-Q AND ITEM 601(B)(10) OF REGULATION S-K REGARDING MATERIAL CONTRACTS.



               C-4 TECHNOLOGY TRANSFER AND LICENSING AGREEMENT


                               by and between


                 INTERNATIONAL BUSINESS MACHINES CORPORATION


                                     and


                           ADVANCED MICRO DEVICES







AMD/IBM CONFIDENTIAL                                              June 11, 1996

                              TABLE OF CONTENTS
                              -----------------

Section 1  - Definitions...............................................    -2-

Section 2  - Licenses..................................................   -11-

Section 3  - Transfer of LICENSED TECHNOLOGY...........................   -16-

Section 4  - IMPROVEMENTS..............................................   -20-

Section 5  - Technical Assistance......................................   -22-

Section 6  - Compensation..............................................   -25-

Section 7  - Termination and Assignability.............................   -29-

Section 8  - Confidentiality...........................................   -33-

Section 9  - C-4 Foundry Services......................................   -40-

Section 10 - Management Process and Technical Coordinators.............   -40-

Section 11 - Renewal of Patent Cross-License...........................   -42-

Section 12 - General Provisions........................................   -42-

APPENDIX A LICENSED TECHNOLOGY Documentation Items.....................   -55-

APPENDIX B LICENSED TECHNOLOGY Technical Assistance....................   -58-

APPENDIX C.............................................................   -61-

APPENDIX D Sale and Purchase of C4 Foundry Services....................   -67-



AMD/IBM CONFIDENTIAL                                               June 11, 1996

                                  AGREEMENT
                                  ---------



This Agreement, having an EFFECTIVE DATE as defined herein, is entered into by and between ADVANCED MICRO DEVICES, a Delaware corporation having an office at Sunnyvale, California (hereinafter called "AMD"), and INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation having an office at Burlington, Vermont (hereinafter called "IBM").

WHEREAS, IBM has developed certain wafer fabrication, bonding and assembly processes, collectively known as controlled collapse chip connection processes, and possesses certain proprietary rights in the valuable technology related thereto;

WHEREAS, AMD and IBM have previously discussed a "Semiconductor Technology Non-Binding Business Term Sheet" which set forth a framework for the technology licensing of controlled collapse chip connection processes of IBM to AMD;

WHEREAS, AMD desires to obtain licenses and other proprietary information and rights from IBM in order to become a user of such controlled collapse chip connection processes of IBM, upon the terms and conditions provided herein;

WHEREAS, IBM desires to obtain licenses and other information and rights from AMD concerning improvements AMD may make to the IBM processes, upon the terms and conditions provided herein;

WHEREAS, IBM wishes to make its licenses and other proprietary information and rights, along with other technical information and technical assistance, all relating to the controlled collapse chip connection processes of IBM, available to AMD; and



AMD/IBM CONFIDENTIAL                                               June 11, 1996

WHEREAS, IBM believes that AMD, and AMD believes that IBM, is a trustworthy company which will protect all proprietary rights licensed hereunder, upon the terms and conditions provided herein.

NOW, THEREFORE, IBM and AMD agree as follows:


                           Section 1 - Definitions
                           -----------------------

Words shall have their normally accepted meanings as employed in this Agreement. The terms "herein", "hereunder" and "hereof," unless specifically limited, shall have reference to the entire Agreement. The words "shall" and "will" are mandatory, the word "may" is permissive, the word "or" is not exclusive, the words "includes" and "including" are not limiting and the singular includes the plural. The following terms shall have the described meanings:

"AMD IMPROVEMENTS" shall mean any change, upgrade, modification or revision to the LICENSED TECHNOLOGY, actually introduced into, and practiced in production in, the manufacturing line of AMD or AMD's FACILITIES during the TERM of this Agreement. AMD IMPROVEMENTS shall also mean any change, upgrade, modification or revision to the LICENSED TECHNOLOGY, actually introduced into the manufacturing line of the another manufacturer authorized pursuant to Section
2.1.3 during the TERM of this Agreement (the another manufacturer's improvements). AMD IMPROVEMENTS shall not include any change, upgrade, modification or revision to the LICENSED TECHNOLOGY that AMD is contractually obligated to not provide to a third party. AMD IMPROVEMENTS shall not include any change, upgrade, modification or revision to the joining of an integrated circuit to an ORGANIC CHIP CARRIER.

"AMD IMPROVEMENT PATENTS" shall mean all AMD patents:
     l) issuing prior to [*] from the EFFECTIVE DATE;
     2) having claims directed to AMD IMPROVEMENTS; and



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

     3) which AMD or any of its SUBSIDIARIES now has, or hereafter obtains, the right to grant immunities to IBM of or within the scope granted herein without such grant or the exercise of rights thereunder resulting in the payment of royalties or other consideration by AMD or its SUBSIDIARIES to third parties (except for payments between AMD and its SUBSIDIARIES, and payments to third parties for inventions made by said third parties while employed by AMD or any of its SUBSIDIARIES).

"BA" shall mean BOND AND ASSEMBLY.

"BOND AMD ASSEMBLY" shall mean a process consisting of the following steps:
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

"BOND AND ASSEMBLY PATENTS" shall mean all patents:
     l) issuing prior to [*] from the EFFECTIVE DATE;
     2) having claims directed to IBM IMPROVEMENTS to BOND AND ASSEMBLY; and
     3) which IBM or any of its SUBSIDIARIES now has, or hereafter obtains, the right to grant immunities to AMD of or within the scope granted herein without such grant or the exercise of rights thereunder resulting in the payment of royalties or


AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE other consideration by IBM or its SUBSIDIARIES to third parties (except for payments between IBM and its SUBSIDIARIES, and payments to third parties for inventions made by said third parties while employed by IBM or any of its SUBSIDIARIES).

"BUMP" shall mean [*] limiting metal formed on an integrated circuit.

"BUMPING" shall mean a process of forming BUMPS, consisting of the following steps:
[*]
[*]
[*]
[*]


"BUMPING PATENTS" shall mean all patents:
     l) issuing prior to [*] from the EFFECTIVE DATE;
     2) having claims directed to IBM IMPROVEMENTS to BUMPING; and
     3) which IBM or any of its SUBSIDIARIES now has, or hereafter obtains, the right to grant immunities to AMD of or within the scope granted herein without such grant or the exercise of rights thereunder resulting in the payment of royalties or other consideration by IBM or its SUBSIDIARIES to third parties (except for payments between IBM and its SUBSIDIARIES, and payments to third parties for inventions made by said third parties while employed by IBM or any of its SUBSIDIARIES).

"C-4" shall mean controlled collapse chip connection.

AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

"C-4 TECHNOLOGY" shall mean, collectively, BUMPING and BA.

"CHANGE OF CONTROL" shall mean, with respect to AMD, one (1) transaction or a series of related transactions which results in a third party obtaining, directly or indirectly, [*] or more of the ownership of the outstanding voting shares or other ownership interest of, or (ii) CONTROL of AMD.

"CERAMIC CHIP CARRIER" shall mean [*].

"CHIP CARRIER" shall mean CERAMIC CHIP CARRIER and ORGANIC CHIP CARRIER.

"CONTROL" shall mean the power to direct the affairs of a PERSON by reason of ownership of voting stock, by asset acquisition, contract or otherwise.

"EFFECTIVE DATE" shall mean the date three (3) days after the date of the last signature necessary to the formation of this Agreement provided the payment specified in Section 6.2.a. has been received by IBM.

"FACILITIES" shall mean the premises where AMD is licensed to practice the LICENSED TECHNOLOGY as set forth in Section 2.3.

"IBM IMPROVEMENTS" shall mean any change, upgrade, modification or revision to the LICENSED TECHNOLOGY actually introduced into, and practiced in production in, the manufacturing line of IBM's Microelectronics Division facilities performing work related to the LICENSED TECHNOLOGY during the TERM and subject to the Technical Coordinator awareness provision of Section 4.1.1. IBM IMPROVEMENTS shall not include any change, upgrade, modification or revision to the LICENSED TECHNOLOGY that IBM is contractually obligated to not provide to a third party. IBM IMPROVEMENTS shall not include the



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE replacement or elimination of the process to [*] with a process which eliminates the [*] or the replacement or elimination of the process [*] with a process which eliminates the use of a [*]. IBM IMPROVEMENTS shall not include any change, upgrade, modification or revision: to the joining of an integrated circuit to an ORGANIC CHIP CARRIER, or to quality, yield management techniques, or to specifications for lids, capacitors, polyimide and CHIP CARRIERS, or to MATERIALS, or to the [*] or to the [*].

"IMPROVEMENTS" shall mean IBM IMPROVEMENTS and AMD IMPROVEMENTS.

"IMPROVEMENT LICENSEES" shall mean licensees of IBM with activities related to the LICENSED TECHNOLOGY.

"INTEGRATED CIRCUIT" shall mean a silicon chip.

"LICENSED PRODUCTS" shall mean:
        [*]
        [*]
        [*]
        [*]

"LICENSED TECHNOLOGY" shall mean a) know-how or other information contained in the documents specified in Appendix A relating to the C-4 TECHNOLOGY to be transferred to AMD, b) additional information transferred or otherwise disclosed in writing by IBM to AMD in providing technical assistance pursuant to Section 5, and/or c) IBM IMPROVEMENTS. LICENSED TECHNOLOGY shall not include any know-how or other information related to the MATERIALS (as defined in Section 3.3), or to the [*]



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

[*]

[*]

[*] shall mean a single integrated circuit that contains [*].

[*] Set" shall mean a maximum of two integrated circuits that together contain a [*] that are to be joined to the same CHIP CARRIER by at least one BUMP on each of such integrated circuits, and that are to be used together as the central processing unit of a microcomputer.

[*] shall mean the [*].

[*] PRODUCT" shall mean a [*] joined to the same CHIP CARRIER by at least one BUMP on each of the two integrated circuits that comprise the [*].

[*] PRODUCT" shall mean a [*] having at least one BUMP and/or a [*] joined to a CHIP CARRIER by at least one BUMP.

[*] PRODUCT" shall mean a [*] having at least one BUMP and/or a [*] joined to a CHIP CARRIER by at least one BUMP.

[*] shall mean a single integrated circuit other than a [*] or a [*]



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE or a [*]. [*] shall include, for example, [*].

[*] PRODUCT" shall mean a [*] having at least one BUMP and/or a [*] joined to a CHIP CARRIER by at least one BUMP.

"ORGANIC CHIP CARRIER" shall mean a printed circuit board; or other organic single-chip or multi-chip pin grid array substrate; or other organic single-chip or multi-chip ball grid array substrate.

"PERSON" shall mean any individual, corporation, partnership, joint venture, trust, business association, governmental entity or other entity.

"ROYALTY-BEARING BUMPS" shall mean:
     i.) each BUMP on LICENSED PRODUCTS transferred to AMD's RELATED COMPANY, and ii.) each BUMP on [*] PRODUCTS and [*] PRODUCTS in excess of the sum of [*] multiplied by the Yearly Average Number of BUMPS. The Yearly Average Number of BUMPS shall mean the total number of BUMPS on [*] PRODUCTS and [*] PRODUCTS first sold, or otherwise disposed of, in any year divided by the total number of [*] PRODUCTS and [*] PRODUCTS first sold, or otherwise disposed of, in such year. For purposes of this definition ii.), [*] PRODUCTS and [*] PRODUCTS transferred to AMD's RELATED COMPANY shall not be included.

"SUBSIDIARY" shall mean a corporation, company or other entity:
     1) more than [*] of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are,



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists; or

     2) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than [*] of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists.

"TERM" shall mean the period of time this Agreement is in effect which shall commence on the EFFECTIVE DATE and expires [*], unless sooner terminated pursuant to Section 7.

"TERM SHEET" shall mean the "Semiconductor Technology Non-Binding Business Term Sheet" between the parties of March 1996.

"TYPE I SUBSIDIARY" shall mean a corporation, company or other entity:

     1) more than [*] of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a TYPE I SUBSIDIARY only so long as such ownership or control exists; or


AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

     2) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than [*] of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a TYPE I SUBSIDIARY only so long as such ownership or control exists.

"RELATED COMPANY" shall mean a corporation, company or other entity:

     1) more than [*] of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a RELATED COMPANY only so long as such ownership or control exists; or

     2) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than [*] of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a RELATED COMPANY only so long as such ownership or control exists.

                            Section 2 - Licenses
                            --------------------



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

2.1 IBM, on behalf of itself and its SUBSIDIARIES, hereby grants to AMD, to the extent it has the right to do so and subject to Section 6 of this Agreement, the nonexclusive, nontransferable, royalty-bearing, revocable right and license:

     2.1.1 to use the LICENSED TECHNOLOGY (only in the FACILITIES specified in Section 2.3) solely for AMD;

     2.1.2 to manufacture solely for AMD and use solely for AMD LICENSED PRODUCTS (only in the FACILITIES specified in Section 2.3) using the LICENSED TECHNOLOGY;

     2.1.3 after [*] years from the EFFECTIVE DATE, to have another manufacturer (but only one manufacturer at any one time) do BA solely on LICENSED PRODUCTS, and solely for AMD for resale under Section 2.1.4, provided that:
     -------------

         2.1.3.1 such another manufacturer enters into an agreement with AMD with terms and conditions acceptable to IBM regarding confidentiality, reverse engineering of the MATERIALS per Section 3.3.2, such another manufacturer's improvements to the LICENSED TECHNOLOGY, and the licensing of such another manufacturer's improvements to the LICENSED TECHNOLOGY to IBM at no cost to IBM, and

         2.1.3.2 such another manufacturer is either:
                 2.1.3.2.1 [*], or

                 2.1.3.2.2 with IBM's prior written approval, [*] IBM reserves the right to grant written approval so that both parties are assured that intellectual property licensed in this Agreement will be accorded adequate protection or enforcement in the geographic location of the proposed another manufacturer or with respect to the potential partner(s), if any, with AMD in the proposed another manufacturer. IBM will share with AMD information that is considered to be objective, or information available in the trade that IBM feels



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE to be reliable, which reasonably identifies legitimate concerns regarding the commercial and/or intellectual property integrity and/or geographic location and/or financial stability of the proposed another manufacturer;

     2.1.4  to sell and have sold by other than the RELATED COMPANY in Section
     2.1.5 (worldwide) LICENSED PRODUCTS solely under the AMD brand name using the LICENSED TECHNOLOGY;

     2.1.5 to transfer LICENSED PRODUCTS to AMD's RELATED COMPANY for sale (worldwide) by AMD's RELATED COMPANY solely under such AMD RELATED COMPANY brand name, provided that:
                 -------------

         2.1.5.1 such LICENSED PRODUCTS must be manufactured by AMD according to the terms of this Section 2;

         2.1.5.2 the metallized and patterned silicon wafer used to make the LICENSED PRODUCTS must be made in its entirety by AMD;

         2.1.5.3 each BUMP on LICENSED PRODUCTS shall be deemed to be a ROYALTY-BEARING BUMP and the royalty specified in Section 6.3 shall accrue for all such LICENSED PRODUCTS transferred to such AMD RELATED COMPANY; AMD shall have sole responsibility for payment, and shall pay, such royalty to IBM;

         2.1.5.4 LICENSED PRODUCTS transferred to such AMD RELATED COMPANY shall not be considered part of the [*] PRODUCTS or [*] PRODUCTS used in the calculation of the sum for ROYALTY-BEARING BUMPS;

         2.1.5.5 for purposes of Section 6.6, transfer of LICENSED PRODUCTS to AMD's RELATED COMPANY shall be considered to be transferred to a third party; and 2.1.5.6 such AMD RELATED COMPANY brand name must be a brand name which is currently not in existence; and

     2.1.6 to manufacture (only in the FACILITIES specified in Section 2.3) and have manufactured for internal use only, and solely for AMD, any apparatus required to implement any



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE hardware or process specifications contained in the LICENSED TECHNOLOGY.

The license granted in this Section 2.1 to AMD is limited to the LICENSED TECHNOLOGY and no license or other right is granted in this Section 2.1, either directly or indirectly, by implication, estoppel or otherwise, to AMD with respect to any patents or patent applications, trademarks, copyrights, trade secrets (other than the LICENSED TECHNOLOGY), mask works or other intellectual property rights of IBM.

2.2 The license granted in Section 2 to AMD is revocable and shall not survive the termination or expiration of this Agreement except as specified in Section
7. IBM additionally shall have the right at any time, before or after the termination or expiration of this Agreement, to revoke such license for a breach by AMD of the terms and conditions of the license granted in Section 2, and/or for a breach by AMD of its royalty obligations under Section 6, and/or for a breach by AMD of AMD's confidentiality obligations under Section 8. Upon the completion of AMD's payment and royalty obligations of Section 6, AMD's license in Section 2 shall be revocable by IBM only for a breach by AMD of the terms and conditions of the license granted in Section 2 and/or a breach by AMD of AMD's confidentiality obligations under Section 8.

2.3 The FACILITIES at which AMD is licensed under Section 2.1 to practice the LICENSED TECHNOLOGY shall only be as follows:

     2.3.1 AMD may do BUMPING in:

          2.3.1.l any AMD wholly-owned facility [*](exclusive of any of AMD's TYPE I SUBSIDIARIES' OR SUBSIDIARIES' facilities),

          2.3.1.2 any AMD TYPE I SUBSIDIARY facility [*],

          2.3.1.3 AMD's TYPE I SUBSIDIARY facility [*] and



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

       2.3.1.4 any other TYPE I SUBSIDIARY facility [*] with IBM's prior written approval. IBM reserves the right to grant written approval so that both parties are assured that intellectual property licensed in this Agreement will be accorded adequate protection or enforcement in the [*] of the proposed TYPE I SUBSIDIARY facility or with respect to the potential partner(s) with AMD in the proposed TYPE I SUBSIDIARY facility. IBM will share with AMD information that it considers to be objective, or information available in the trade that IBM considers reliable, which reasonably identifies legitimate concerns regarding the commercial and/or intellectual property integrity and/or geographic location and/or financial stability of the proposed TYPE I SUBSIDIARY facility.

2.3.2  AMD may do BA in:

       2.3.2.l any AMD wholly-owned facility [*] (exclusive of any of AMD's TYPE I SUBSIDIARIES' OR SUBSIDIARIES' facilities),

       2.3.2.2  any AMD TYPE I SUBSIDIARY [*]

       2.3.2.3  AMD's TYPE I SUBSIDIARY facility [*]

       2.3.2.4 AMD's existing TYPE I SUBSIDIARY facility [*] and in AMD's existing TYPE I SUBSIDIARY facility [*], and

       2.3.2.5 any SUBSIDIARY facility [*] with IBM's prior written approval. IBM reserves the right to grant written approval so that both parties are assured that intellectual property licensed in this Agreement will be accorded adequate protection or enforcement in the [*] of the proposed SUBSIDIARY facility or with respect to the potential partner(s) with AMD in the proposed SUBSIDIARY facility. IBM will share with AMD information that it considers to


AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE be objective, or information available in the trade that IBM considers reliable, which reasonably identifies legitimate concerns regarding the commercial and/or intellectual property integrity and/or geographic location and/or financial stability of the proposed SUBSIDIARY facility.

2.4 AMD, on behalf of itself and its TYPE I SUBSIDIARIES and SUBSIDIARIES, hereby grants to IBM, to the extent it has the right to do so, the nonexclusive, irrevocable (subject to Section 7.4), fully paid-up, worldwide right and license:

     2.4.1 to use and have used any AMD IMPROVEMENTS;
     2.4.2 to manufacture, have manufactured, use, have used, sell and have sold any product using the AMD IMPROVEMENTS; and,
     2.4.3 to manufacture and have made for sale or use any apparatus required to implement any hardware or process specifications contained in the AMD IMPROVEMENTS.

The license granted to IBM in this Section 2.4 shall include the right of IBM to extend sublicenses to its SUBSIDIARIES and to IMPROVEMENT LICENSEES, subject to
Section 8, and for each sublicensed SUBSIDIARY to correspondingly sublicense its own SUBSIDIARIES. Any such sublicense shall terminate on the date the sublicensed SUBSIDIARY ceases to be a SUBSIDIARY. The license granted in this
Section 2.4 to IBM is limited to the AMD IMPROVEMENTS and no license or other right is granted in this Section 2.4, either directly or indirectly, by implication, estoppel or otherwise, to IBM with respect to any patents or patent applications, trademarks, copyrights, trade secrets (other than the AMD IMPROVEMENTS), mask works or other intellectual property rights of AMD.

2.5 For a period of [*] from the EFFECTIVE DATE, IBM, on behalf of itself and its SUBSIDIARIES, hereby grants to AMD and its SUBSIDIARIES a worldwide, revocable, royalty-free (provided the payments and royalty in Section 6 are timely paid) immunity from



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE any charge or claim of infringement of the BOND AND ASSEMBLY PATENTS or the BUMPING PATENTS, which charge or claim arises from the exercise of the license granted to AMD pursuant to Section 2.1 with respect to IBM IMPROVEMENTS.

2.6 For a period of [*] from the EFFECTIVE DATE, AMD on behalf of itself and its SUBSIDIARIES, hereby grants to IBM and its SUBSIDIARIES a worldwide, irrevocable and royalty-free immunity from any charge or claim of infringement of the AMD IMPROVEMENT PATENTS, which charge or claim arises from the exercise of the license granted to IBM pursuant to Section 2.4.

2.7 IBM agrees to make available to AMD, on terms and conditions (including any applicable licenses, fees and/or royalties) acceptable to IBM, know-how on joining of integrated circuits to ORGANIC CHIP CARRIERS with at least one BUMP that is actually practiced in production in the manufacturing line of IBM's Microelectronics Division's facilities during the TERM of the Agreement.

2.8 IBM agrees to make available to AMD, on terms and conditions (including any applicable licenses, fees and/or royalties) acceptable to IBM, improvements to the MATERIALS (as defined in Section 3.3) that are actually practiced in production in the manufacturing line of IBM's Microelectronic's Division's facilities during the TERM of the Agreement.

2.9 IBM agrees that AMD shall be free to make AMD IMPROVEMENTS and other improvements, subject to the terms of this Agreement, including Sections 2 and 8.


                 Section 3 - Transfer of LICENSED TECHNOLOGY
                 -------------------------------------------

3.1 IBM shall transfer to AMD, only at its wholly-owned Austin, Texas or Santa Clara County, California facility, the LICENSED TECHNOLOGY as practiced as of the EFFECTIVE DATE in IBM's



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

Burlington, Vermont and Bromont, Canada facilities. The parties understand and agree that the only process to be transferred and installed at AMD is the
[*], as more particularly defined as the LICENSED TECHNOLOGY, wherein [*] and [*] are evaporated through a metal mask onto selected sites of an integrated circuit, the integrated circuit with [*] and [*] is joined to a CERAMIC CHIP CARRIER, and the joined integrated circuit and CERAMIC CHIP CARRIER are [*]. Except as provided herein, there is no obligation whatsoever to transfer any other know-how or other information including know-how or information relating: to MATERIALS, or the joining of an integrated circuit to an ORGANIC CHIP CARRIER, or to the forming of the pads and solder elements of a ball grid array for a ceramic ball grid array substrate, or to the forming of the pads and solder elements of a ball grid array for an organic ball grid array substrate; provided, however, that if IBM qualifies for introduction.the manufacturing line
-----------------
of IBM's Microelectronics Division facilities performing work related to the LICENSED TECHNOLOGY as an IBM IMPROVEMENT a [*] process for the LICENSED TECHNOLOGY during the TERM, IBM agrees to transfer such [*] process as an IBM IMPROVEMENT to AMD promptly after such introduction into its manufacturing line, provided, further, that the parties agree that such [*]
-----------------
process is provided "AS-IS" and at no additional cost.

3.2 IBM shall use its Burlington, Vermont and Bromont, Canada facilities to coordinate activities related to the transfer of the LICENSED TECHNOLOGY to AMD. These activities shall consist of assistance in the transfer of documentation items related to the LICENSED TECHNOLOGY as specified in Appendix A and the
provision of limited technical assistance as set forth in Section 5.   The
transfer of documentation items related to the LICENSED TECHNOLOGY as specified in Appendix A shall commence within thirty (30) days from the EFFECTIVE DATE of this Agreement, provided payment has been received by IBM pursuant to Section 6.2.a., and be completed within ninety (90) days thereafter.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

3.3 From the EFFECTIVE DATE and under the terms and conditions of this Agreement, including those contained in Appendix C hereto, IBM agrees to sell to AMD, only for use in the FACILITIES and in the another manufacturer's facility per Section 2.1.3 and only for the purposes of making and selling LICENSED PRODUCTS under the AMD brand name, or transferring LICENSED PRODUCTS pursuant to
Section 2.1.5 to AMD's RELATED COMPANY for sale by AMD's RELATED COMPANY solely under such AMD RELATED COMPANY brand name, and AMD has the right to purchase 1) [*] 2) [*] and 3) [*] (collectively referred to as "MATERIALS"). The MATERIALS and their prices shall be as set forth in Appendix C. In IBM's sole discretion, such prices to AMD for all of the MATERIALS in this Section 3.3 which IBM may sell to AMD may be changed on each yearly anniversary of the EFFECTIVE DATE with thirty (30) days notice to AMD.

     3.3.1 LIMITED MATERIALS WARRANTY BY IBM. IBM warrants that the MATERIALS sold to AMD hereunder will comply with IBM's internal then current MATERIALS acceptance criteria at the time of shipment of the MATERIALS to AMD, and at no other time. If an item of MATERIALS does not perform to IBM's internal MATERIALS acceptance criteria at the time specified above, IBM, in its sole discretion, will repair, replace, or refund any of AMD's payment for such item of MATERIALS. Such remedy shall be the sole and exclusive remedy for AMD with respect to non-conformity of MATERIALS. IBM makes no representation or warranty as to intellectual property infringement by the MATERIALS and no express or implied indemnity as to such infringement is provided hereunder, except as specified in paragraph C4 of Appendix C. THE FOREGOING WARRANTY REPLACES ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE MATERIALS OR ANY ITEM THEREOF, INCLUDING THE IMPLIED WARRANTY OF MERCHANTABILITY AMD FITNESS OR USE FOR A PARTICULAR PURPOSE.


     3.3.2 AMD agrees not to physically or chemically analyze, have analyzed, or reverse engineer in any manner or at any



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE time the MATERIALS, except for failure analysis of the LICENSED PRODUCTS. The results of any such failure analysis shall be used only for failure analysis and not for any other use including use by AMD for second sourcing or for developing materials alternative to the MATERIALS.

3.4 Notwithstanding any other provision of this Agreement, in the event IBM's ability to provide the MATERIALS set forth in Section 3.3 is constrained or prevented for reasons beyond IBM's reasonable control, IBM, as AMD's sole remedy therefor, will reduce the quantity of MATERIALS to be provided to AMD in the same proportion as the reduction in quantities of MATERIALS to be supplied to satisfy customers other than AMD.

3.5 AMD's REQUIREMENTS shall mean AMD's annual purchases of [*] and [*] that AMD purchases from its suppliers for use with or in LICENSED PRODUCTS. During the TERM of the Agreement, AMD agrees that IBM will be AMD's preferred supplier of [*] and [*] with respect to at least [*] of AMD's REQUIREMENTS, except as otherwise specified in Section 3.5.1. Purchases of [*] and [*] by AMD are to be contracted on an annual basis based on a minimum of [*] of AMD's REQUIREMENTS, subject to IBM meeting price, quality and delivery as compared to AMD's other suppliers of similar products. In addition, IBM shall have a right of last refusal with respect to such [*] of AMD's REQUIREMENTS. IBM's right of last refusal response to AMD shall be provided to AMD within fifteen (15) working days after being notified by AMD that a third party has provided a bona fide bid that is better than IBM's bid as to price, quality and delivery with respect to such [*] of AMD's REQUIREMENTS.

     3.5.1 AMD agrees that during the Foundry Service period, as defined in Appendix D, AMD will supply IBM only with IBM-



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE approved CHIP CARRIERS where CHIP CARRIERS are required for the performance of foundry services requested by AMD.

3.6 IBM shall be under no obligation hereunder to transfer the LICENSED TECHNOLOGY, or any part thereof, to any PERSON other than AMD, and in particular, not to suppliers or customers of AMD.


                          Section 4 - IMPROVEMENTS
                          ------------------------

4.1 IBM and AMD shall share with each other, to the extent each party has the right to do so, all IMPROVEMENTS to the LICENSED TECHNOLOGY in accordance with the following:

    4.1.1 IBM and AMD shall each identify its own IMPROVEMENTS. Each party shall use its appropriate Technical Coordinator identified in Section 10.2 to inform the other party of its IMPROVEMENTS and, if requested by the other party, will provide such IMPROVEMENTS to the other party, as provided in more detail in Section 4.1.2. These Technical Coordinators shall identify their respective company's IMPROVEMENTS, notify the other party of such IMPROVEMENTS, and provide assistance for all activities related to the transfer of IMPROVEMENTS including the transfer of related documentation, and the hosting or coordination of visits. As to IBM IMPROVEMENTS that are actually introduced into, and practiced in production in, the manufacturing line of IBM's Microelectronics Division facilities performing work related to the LICENSED TECHNOLOGY other than Burlington, Vermont and Bromont, Canada, IBM shall be obligated to only disclose IBM IMPROVEMENTS that IBM's Technical Coordinator becomes aware of and IBM's sole duty in regard to the Technical Coordinator's awareness is expressly limited to establishing a procedure whereby IBM's Technical Coordinator sends out a letter or e-mail at the end of each quarter to a person at such other facilities whom the Technical Coordinator deems would be knowledgeable of such IBM IMPROVEMENTS if they exist at such other facilities requesting


AMD/IBM CONFIDENTIAL                                               June 11, 1996
     notification of any IBM IMPROVEMENTS to the LICENSED TECHNOLOGY.

     4.1.2 The Technical Coordinators of the parties shall meet within forty-five (45) days following the end of each calendar quarter to discuss whether any IMPROVEMENTS have been made, and the disclosure of such IMPROVEMENTS to the other party. Upon receipt of notification by either party of the introduction and practicing of any IMPROVEMENT by the other party, the receiving party shall have the option of reviewing on-hand documentation related to such IMPROVEMENT or visiting the manufacturing facility where such IMPROVEMENT has been incorporated, or both, to determine if it wants to request the provision of such IMPROVEMENT. To the extent possible and upon mutual agreement of the parties, visits to the manufacturing facility where the IMPROVEMENT was introduced and practiced shall be coordinated so as to occur only once for each party in any one quarter. IBM may request the provision of an AMD IMPROVEMENT through its Technical Coordinator in any quarter, but only once per quarter, during the TERM of the Agreement and during the next six (6) months thereafter. AMD may request the transfer of an IBM IMPROVEMENT through its Technical Coordinator in any quarter, but only once per quarter, during the TERM of the Agreement and during the next six (6) months thereafter, provided that such IBM IMPROVEMENT is currently practiced in production in manufacturing at the time of such request. After a party requests provision of an IMPROVEMENT, the requesting party shall be entitled to: one (1) additional visit during the quarter, in the case of an IBM IMPROVEMENT, to IBM's Microelectronics Division manufacturing facility where such IBM IMPROVEMENT is incorporated into manufacturing, or in the case of an AMD IMPROVEMENT to the FACILITIES, to view such IMPROVEMENT; and to receive up to eight (8) person-hours of technical assistance during that visit. To the extent possible and upon mutual agreement of the parties, only one visit to the providing party's manufacturing facility per


AMD/IBM CONFIDENTIAL                                               June 11, 1996
     quarter will be allowed to receive the IMPROVEMENT(S), and any technical assistance with respect to the IMPROVEMENT(S). Documentation with respect to the IMPROVEMENTS(S) will be provided to the receiving party during the visit or within thirty (30) days thereafter. The visiting party will coordinate all activities through the Technical Coordinators and will pay all of its own expenses incurred in connection with such visits. A visit, as used in this Section 4, shall mean a maximum of three (3) working days during which a maximum of seven (7) employees of the requesting party visit the provider's facilities. Additional visits to a party's facilities shall be provided only if mutually agreed to.


                      Section 5 - Technical Assistance
                      --------------------------------

5.1 In addition to the technical assistance provided for in Section 4.1.2 regarding IMPROVEMENTS, during the period beginning on the EFFECTIVE DATE and [*[ thereafter, IBM shall provide to AMD limited technical assistance as specified in Appendix B and in this Section 5.

    5.1.1 Such limited technical assistance shall only occur at (i) IBM's Burlington, Vermont and Bromont, Canada facilities, or (ii) AMD's wholly-owned Austin, Texas or Santa Clara County, California facility, if IBM agrees that travel to AMD's wholly-owned Austin, Texas or Sunnyvale, California facility is required, and at times agreeable to both parties.

    5.1.2 That portion of the FACILITIES where the LICENSED TECHNOLOGY, or any portion thereof, is practiced shall have restricted access such that such portion of the FACILITIES is accessible only by AMD employees, the IBM Technical Coordinator or its designees, selected AMD customers with the approval of the IBM Technical Coordinator, and AMD's contractors providing maintenance, tooling, facilities



AMD/IBM CONFIDENTIAL                                               June 11, 1996

         *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE services and manufacturing productivity improvements with the approval of the IBM Technical Coordinator.

     5.1.3 The IBM and AMD technical coordinators shall keep accurate records of all limited technical assistance performed and shall compare records for accuracy and provide access to such records to the other party once a month or pursuant to a schedule mutually agreed to.

5.2 IBM will provide as part of limited technical assistance the identity of its vendors supplying equipment, materials (including [*], and services used in the practice of the LICENSED TECHNOLOGY, except for the MATERIALS provided in
Section 3.3, so long as such identification does not breach any contractual obligation of IBM. In the event that IBM is unable to identify supplying vendors due to contractual obligations, IBM will work with AMD and such vendors with contractual obligations with the objective to allow for such identification to be made or attempt to identify alternate supplying vendors. IBM shall authorize, as determined solely by IBM but such authorization not to be unreasonably withheld, such vendors supplying equipment, materials, and services to AMD to use IBM Confidential Information, if needed, for supplying such equipment, materials, and services to AMD. AMD, at its own cost and expense, shall be responsible for acquiring the necessary equipment, materials, and services required to implement the LICENSED TECHNOLOGY.

5.3 During the [*] period specified in Section 5.1 IBM agrees to provide at no additional cost to AMD a maximum of [*] of assistance in the transfer of the LICENSED TECHNOLOGY to AMD and for technical assistance in connection therewith, with the limitation that IBM is required to provide a maximum of five (5) persons per week, or the equivalent thereof, in any one (1) week. AMD may make site visits to IBM's Burlington, Vermont and Bromont, Canada facilities upon reasonable notice to IBM and upon mutual agreement of the parties. A maximum of six (6) AMD employees may visit either of IBM's



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE facilities at any one time. The travel and living expenses of such visiting AMD employees shall be at the expense of AMD. If technical assistance is provided by IBM at the AMD facility per Section 5.1.1, AMD agrees to pay IBM for reasonable travel and living expenses incurred by IBM in providing such technical assistance at such AMD facility.

5.4 After such [*] of limited transfer assistance and limited technical assistance specified in Section 5.3 are exhausted, IBM agrees to provide limited additional transfer assistance and technical assistance to AMD, subject to the availability of requisite personnel within IBM, for the remainder of the TERM. AMD agrees to pay IBM for such limited additional transfer and technical assistance provided to AMD [*] per person-hour or at IBM's then prevailing rate for technical assistance. AMD may make site visits to IBM's Burlington, Vermont and Bromont, Canada facilities upon reasonable notice to IBM and upon mutual agreement of the parties. A maximum of [*] AMD employees may visit either of IBM's facilities at any one time. The travel and living expenses of such visiting AMD employees shall be at the expense of AMD. If limited additional transfer and technical assistance is provided by IBM at the facility per Section 5.1.1, AMD agrees to pay IBM for reasonable travel and living expenses incurred by IBM in providing such limited additional transfer and technical assistance at the facility per Section 5.1.1. Said limited additional transfer assistance and technical assistance shall be defined and determined by mutual agreement, including the number of hours provided to AMD, and the period of time in which said assistance shall be complete.

5.5 Pursuant to the TERM SHEET, and prior to the EFFECTIVE DATE, IBM and AMD have agreed to a visit to IBM's Burlington, Vermont and Bromont, Canada facilities for the purpose of preparing AMD's FACILITIES for transfer of the LICENSED TECHNOLOGY and for identifying those tools which require particularly long lead times in procuring such tools. Any transfer and technical assistance



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE provided to AMD during such visit shall be counted against the [*] specified in
Section 5.3.

5.6 IBM shall invoice charges monthly for the limited additional transfer assistance and technical assistance provided for in Section 5.4.

5.7 IBM shall be under no obligation hereunder to provide transfer or technical assistance to any PERSON other than AMD, and in particular, not to suppliers or customers of AMD.


                          Section 6 - Compensation
                          ------------------------


6.1 In consideration for the LICENSED TECHNOLOGY to be transferred, and transfer and technical assistance to be provided and license granted hereunder, AMD agrees to pay IBM a technology license fee in the sum of [*], which sum shall be nonrefundable and noncancelable, notwithstanding any termination or expiration of this Agreement under any Section of this Agreement, provided,
                                                                  --------
however, such nonrefundability and noncancelability will not preclude the award
-------
of damages by a court of competent jurisdiction.

6.2 The sum specified in Section 6.1 shall be payable according to the following schedule:

     a.    [*] three (3) days after the signing of this Agreement by AMD,

     b.    [*]  by one (1) year from the EFFECTIVE DATE; and

     c.    [*] by two (2) years from the EFFECTIVE DATE.

6.3 From the EFFECTIVE DATE, and continuing through [*], AMD shall pay IBM a royalty of [*] for each ROYALTY-BEARING BUMP



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE on LICENSED PRODUCTS. Beginning on [*] and continuing until [*], AMD shall pay IBM a royalty of [*] for each ROYALTY-BEARING BUMP on LICENSED PRODUCTS.

6.4 AMD agrees to maintain adequate documentation and accounting records for demonstration of compliance with all the provisions of this Agreement, including disclosure and use of the LICENSED TECHNOLOGY. At IBM's request and expense, and upon ten (10) days written notice to AMD, AMD shall permit IBM or a mutually acceptable independent third party auditor to review all such documentation and accounting records.

6.5 The royalty of Section 6.3 shall accrue when a product is first sold, leased or otherwise disposed of. For the purpose of determining such royalty, products shall be considered sold, leased or otherwise disposed of when invoiced. If not invoiced, then products are to be considered sold, leased or otherwise disposed of when delivered or when paid for, if paid for before delivery. If not invoiced, delivered or paid for before delivery, products are to be considered sold, leased or otherwise disposed of at the earlier of when put into use or when possession is transferred to a third party or a RELATED COMPANY for the purpose of Section 2.1.5.

6.6 Accrued royalties shall be calculated on a calendar year basis. Any royalties due IBM for any calendar year shall be paid to IBM by February 15 after the immediately preceding calendar year. Any accrued royalties paid to IBM are nonrefundable. AMD may deduct from the accrued royalties calculation in this
Section 6.7 those royalties accrued on products which have been returned to AMD or for which credit allowances have been made.

6.7 By February 15 of each year, AMD shall furnish to IBM a written statement showing the LICENSED PRODUCTS, and the BUMPS and ROYALTY-BEARING BUMPS for each of such LICENSED PRODUCTS, which were made, used, sold, leased and/or otherwise disposed of during the immediately preceding calendar year and the royalties payable


AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE thereon. If no royalties are payable, that fact shall be shown on such statement.

6.8 In addition to the statements in Section 6.8, AMD, within ninety (90) days after the end of each calendar year, shall furnish to IBM a written statement certified by a mutually acceptable third party auditor using United States Generally Accepted Accounting Principles showing the LICENSED PRODUCTS, and the BUMPS and ROYALTY-BEARING BUMPS for each of such LICENSED PRODUCTS, which were made, used, sold, leased and/or otherwise disposed of during such calendar year and the royalties payable thereon. If no royalties are payable, that fact shall be shown on the statement.

6.9 AMD shall bear and pay, and indemnify and hold IBM harmless from any and all taxes (including, without limitation, sales, royalty, value added, and property taxes) imposed by any national government (including any political subdivision thereof) of any country, as the result of the existence of this Agreement or the exercise of rights hereunder, or arising from the purchase of goods and services hereunder, and IBM shall not be responsible for any taxes that arise from the foregoing. Notwithstanding the foregoing, AMD shall not be liable for any taxes or assessments based on the net income of IBM.

6.10 For the purposes of this Agreement, and to assist any taxing authority to determine the fair market value of the tangible property provided to AMD under this Agreement excluding Exhibit D hereof, IBM undertook to evaluate said fair market value for sales and use purposes only. IBM thereby assessed that included in the consideration for the LICENSED TECHNOLOGY payable under Section 6.1 is the amount of [*], which amount represents the fair market value of the tangible personal property provided to AMD in connection with this Agreement excluding Appendix D hereof.


AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

    6.10.1 IBM will notify AMD of any litigation against IBM dealing with sales or use taxes as a result of this Agreement within a reasonable period after the commencement of such action against IBM. IBM will seek any assistance of AMD as IBM deems reasonably necessary to defend against such action. AMD agrees to promptly provide such assistance at IBM's written request. If IBM decides not to contest such action, and IBM deems it appropriate to do so, IBM will grant to AMD the right to pursue, at AMD's cost, a separate action against any governmental entity which imposes any sales or use tax against IBM because of this Agreement. In such event, IBM agrees to provide reasonable assistance to AMD in connection with AMD's action at AMD's written request.

6.11 AMD shall be liable for interest on any and all overdue payments and royalties required to be made to IBM under this Agreement, commencing on the date such overdue payment or royalties become due, at an annual rate of [*] quoted by the head office of Citibank N.A., New York, at the close of banking on such date, or on the first business day thereafter if such date falls on a nonbusiness day. If such interest rate exceeds the maximum legal rate in the jurisdiction where a claim therefor is being asserted, the interest rate shall be reduced to such maximum legal rate.

6.12 AMD shall pay all royalties and other payments due hereunder in United States dollars. All prices quoted herein for products and services provided to AMD hereunder by IBM are expressed in United States dollars.

6.13 Unless otherwise expressly stated herein, all payments due under this Agreement are payable when the payment is due or thirty (30) days from the date of the invoice, if any.

6.14 All royalties and payments to IBM that result from this Agreement are to reference this Agreement and be sent by electronic funds transfer to the following address:


AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

                           IBM Director of Licensing
                           The Bank of New York
                           48 Wall Street
                           New York, New York 10286
                           United States of America
                           Credit Account No.  890-0209-674
                           ABA No.  0210-001-8


                  Section 7 - Termination and Assignability
                  -----------------------------------------

7.1 If either party to this Agreement should violate or fail to perform any material term or material covenant of this Agreement ("Material Default"), then the non-defaulting party may give prompt written notice of such default ("Notice of Default") to the defaulting party. The decision to give notice shall be at the sole discretion of the non-defaulting party and no failure on the part of that party to exercise, and no delay in exercising any right, power, or remedy hereunder, shall operate as a waiver thereof or as a waiver of any other right, power, or remedy hereunder or to the performance of any party; and no single or partial exercise by a party of any right, power, or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. If a Notice of Default is given and the defaulting party should fail to cure such default within thirty (30) days after the date of receipt of the Notice of Default, or in the case of breach of the obligation of confidentiality under this Agreement, if the defaulting party should fail to cure such breach immediately, the non-defaulting party may terminate this Agreement by a second written notice ("Notice of Termination") to the defaulting party. If the Notice of Termination is sent by said non-defaulting party, it shall be effective upon a date specified in said Notice of Termination, provided, however, that for breaches other than the breach of the obligation of confidentiality under this Agreement, such date must be no earlier than thirty (30) days after receipt of said Notice of Termination by the defaulting party.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

     7.1.1 The parties agree that some of the grounds of Material Default, for which IBM shall have the right to terminate this Agreement per Section 7.1 are:

        7.1.1.1  AMD engages in or suffers a CHANGE OF CONTROL.

        7.1.1.2 AMD becomes insolvent, is dissolved or liquidated, has a petition in bankruptcy, reorganization, dissolution or liquidation or similar action filed by or against it, is adjudicated a bankrupt, or has a receiver appointed for its business.

        7.1.1.3 AMD has all or a substantial portion of its capital stock or assets expropriated or attached by any government entity.

        7.1.1.4  AMD makes an assignment for the benefit of creditors.

        7.1.1.5 AMD is subject to property attachment, court injunction, or court order materially affecting its operations under this Agreement.

        7.1.1.6 AMD breaches its obligation of confidentiality under Section 8.

        7.1.1.7  AMD breaches the terms of its license under Section 2.

        7.1.1.8 AMD breaches its payment or royalty obligations under Section 6.

        7.1.1.9 AMD breaches its obligation to deliver IMPROVEMENTS under
        Section 4.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

     7.1.2 The parties agree that some of the grounds of Material Default, for which AMD shall have the right to terminate this Agreement per Section 7.1 are:

        7.1.2.1 IBM becomes insolvent, is dissolved or liquidated, has a petition in bankruptcy, reorganization, dissolution or liquidation or similar action filed by or against it, is adjudicated a bankrupt, or has a receiver appointed for its business.

        7.1.2.2 IBM has all or a substantial portion of its capital stock or assets expropriated or attached by any government entity.

        7.1.2.3 IBM makes an assignment for the benefit of creditors.

        7.1.2.4 IBM is subject to property attachment, court injunction, or court order materially affecting its operations under this Agreement.

        7.1.2.5 IBM breaches its obligation to deliver IMPROVEMENTS under
        Section 4.

        7.1.2.6 IBM breaches its obligation to deliver LICENSED TECHNOLOGY under
        Section 3.

        7.1.2.7 IBM breaches its obligation of confidentiality under Section 8.

        7.1.2.8 IBM breaches its obligation to provide MATERIALS under Appendix C of this Agreement.

        7.1.2.9 IBM breaches its obligation to provide foundry services under Appendix D of this Agreement.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

7.2 Neither party shall assign any of its rights, privileges or obligations under this Agreement without the prior written consent of the other party except for (i) an assignment by IBM to its SUBSIDIARY of substantially all of IBM's business related to the LICENSED TECHNOLOGY, or (ii) an assignment by IBM to a third party of substantially all of IBM's business related to the LICENSED TECHNOLOGY. In the case of any such assignment, IBM will contractually obligate the assignee to perform IBM's outstanding obligations under this Agreement by entering into a written contract with such assignee and expressly provide that AMD is a third-party beneficiary of such contractual obligation and has the right to enforce its third-party beneficiary rights but shall have no further obligation with respect to any such assignment. IBM will provide AMD reasonable cooperation and assistance in connection with AMD's enforcing such third-party beneficiary rights. Should either party attempt an assignment in derogation of the foregoing, the other party shall have the right to terminate immediately this Agreement, and such attempted assignment is void.

7.3 If this Agreement is terminated by IBM for Material Default of this Agreement by AMD:

     i) all LICENSED TECHNOLOGY previously transferred to AMD shall be returned to IBM forthwith; ii) the license granted to AMD in Section 2 shall terminate except that AMD may sell its inventory of LICENSED PRODUCTS that are completed and ready for sale as of the date that IBM gives its Notice of Default pursuant to Section 7.1 and for six (6) months thereafter; and iii) the license granted or extended to IBM and to its SUBSIDIARIES in Section 2 shall survive.

7.4 If this Agreement is terminated by AMD for material default of this Agreement by IBM:

     i)   the license granted to AMD in Section 2 shall survive; and
     ii)  the license granted or extended to IBM and to its SUBSIDIARIES in
     Section 2 shall survive; provided, however,
                              -----------------



AMD/IBM CONFIDENTIAL                                               June 11, 1996
     that if such termination by AMD is for breach by IBM provided for in
     Section 7.1.2.8, such license granted or extended to IBM shall terminate.

7.5 In the event of termination by either party, all royalties due and payable hereunder as of the date of termination shall remain due and payable, as will royalties payable on LICENSED PRODUCTS sold from inventory pursuant to
Section 7.3. ii).

7.6 Except as stated in Sections 7.3 and 7.4, to the extent a particular right or obligation herein does not have a specifically identified survival period, all rights and obligations in this Section or in any other Section in this Agreement which by their nature survive the termination of this Agreement will remain in effect beyond any termination for the time period reasonably necessary to accomplish their purpose and shall bind and inure to the benefit of the parties, their legal representatives and successors.

                         Section 8 - Confidentiality
                         ---------------------------

8.1 The handling of all confidential information exchanged between the parties relating to the LICENSED TECHNOLOGY or the performance of this Agreement, including any confidential information relating to C-4 wafer and packaging processes and associated ground rules transferred under the prior Confidential Information Exchange Agreement entered into between AMD and IBM on [*], as amended, and signed by [*], shall be in accordance with this Section 8, except that confidential information transferred under the prior Confidential Information Exchange Agreement shall have a nondisclosure period of three (3) years from the date of original disclosure. All further disclosures of confidential information relating to the LICENSED TECHNOLOGY and the performance of this Agreement shall only be made in accordance with this Section 8.

AMD/IBM CONFIDENTIAL                                               June 11, 1996

         *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

8.2 Transfer of the LICENSED TECHNOLOGY pursuant to this Agreement and any subsequent transfer between the parties of any information relating thereto will be effected by, or under the supervision of, the Technical Coordinators for the parties or their respective designees as specified in Section 10.1 of this Agreement.

8.3 In addition to the information contained in Appendices A and B, IBM or AMD may from time to time disclose to the other party certain information relating to the LICENSED TECHNOLOGY, including IMPROVEMENTS. Any such information disclosed by a party hereto under this Agreement, including this
Section 8, is hereafter referred to as "INFORMATION". All disclosures of INFORMATION by IBM or AMD, as the disclosing party, shall be made by or under the supervision of its Technical Coordinator, or his/her designee, to the receiving party's Technical Coordinator, or his/her designee. Any such designee shall be identified by a party's Technical Coordinator in writing to the Technical Coordinator of the other party. In the event of inadvertent disclosure, either party may give notice to the other party that previously disclosed INFORMATION was confidential and the receiving party thereafter will treat in good faith such INFORMATION as confidential INFORMATION.

Notwithstanding the foregoing, no license is granted in this Section 8.3 with respect to any patent or software program or mask works or any medium containing a copyright notice of the disclosing party. Each party hereby grants to the other party, to the extent it has the right to do so, the limited right to make a reasonable number of copies of any written material disclosed in accordance with this Section 8.3 including programming code relating to the LICENSED TECHNOLOGY only for its internal use.

8.4 With respect to INFORMATION designated as being confidential to the disclosing party, when disclosed to the receiving party in writing (including such INFORMATION recorded in a medium such as a tape or diskette), the writing will state (a) the date of disclosure, (b) that the information contained therein is

AMD/IBM CONFIDENTIAL                                               June 11, 1996
confidential and being disclosed pursuant to this Agreement; and (c)
will contain an appropriate legend, such as "IBM Confidential Information", or
"AMD Confidential Information".   If such disclosure is orally and/or visually
made, then it shall be confirmed by the disclosing party in a written resume delivered to the receiving party within twenty (20) calendar days following such disclosure. The resume will specifically recite that INFORMATION which is confidential, set forth the date of the disclosure, and contain an appropriate legend, such as "IBM Confidential Information", or "AMD Confidential Information".

8.5 For a period of [*] years from the date of disclosure, the receiving party agrees to use the same degree of care and discretion, but at least a reasonable level of care and discretion, to avoid any disclosure, publication, or dissemination of any part or all of the disclosed confidential INFORMATION outside of the receiving party (except as permitted in Sections 8.6 and 8.7) as the receiving party employs with information of its own which it regards as confidential and which it does not desire to publish, disclose or disseminate.

8.6 Subject to the license herein granted under Section 2 and subject to any applicable patent rights of AMD, IBM shall be free to use within IBM and its SUBSIDIARIES any confidential INFORMATION of AMD, any writings or resumes prepared by AMD and any reports and written documentation prepared by IBM containing any such AMD confidential INFORMATION, and any ideas, concepts and/or techniques contained in any such AMD confidential INFORMATION for any purpose including the use thereof in the development, manufacture, marketing and maintenance of products, subject to the obligation not to disclose, publish or disseminate such AMD confidential INFORMATION outside of IBM and its SUBSIDIARIES, except as specified in Section 8.10 of this Agreement, during such foregoing specified period of nondisclosure. Regarding any such documents containing AMD confidential INFORMATION, AMD hereby grants to IBM the right to make a reasonable number of copies of any such

AMD/IBM CONFIDENTIAL                                               June 11, 1996

         *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE writings or resumes only for the internal use of IBM or as otherwise required to exercise the rights granted in Section 2.


8.7 Subject to the license herein granted under Section 2 and subject to any applicable patent rights of IBM, AMD shall use, only in the FACILITIES, any confidential INFORMATION of IBM, any writings or resumes prepared by IBM and any reports and written documentation prepared by AMD containing any such IBM confidential INFORMATION, and any ideas, concepts and/or techniques contained in any such IBM confidential INFORMATION only for the purpose of manufacturing or providing of LICENSED PRODUCTS, subject to the obligation not to disclose, publish or disseminate such IBM confidential INFORMATION outside of the FACILITIES, except as specified in Section 8.11, during such foregoing specified period of nondisclosure. Regarding any such documents containing IBM confidential INFORMATION, IBM hereby grants to AMD the right to make a reasonable number of copies of any such writings or resumes only for the internal use of AMD or as otherwise required to exercise the rights granted in
Section 2.

8.8 Disclosure of confidential INFORMATION shall not be precluded, if such disclosure is:

     8.8.1 in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof; provided, however, that the receiving party shall first have given
     -----------------
     notice to the disclosing party and made a reasonable effort to obtain a protective order requiring that the information and/or documents so disclosed be used only for the purposes for which the order was issued;

     8.8.2 otherwise required by law, statute, or governmental rule or regulation; or

     8.8.3  necessary to establish rights under this Agreement.


AMD/IBM CONFIDENTIAL                                               June 11, 1996

8.9 Notwithstanding any other provisions of this Agreement, the non-disclosure obligations specified in Section 8.5 shall not apply to any information which:

     8.9.1 is already in the rightful possession of the receiving party without obligation of confidence;

     8.9.2  is independently developed by the receiving party;

     8.9.3  becomes publicly available without breach of this Agreement;

     8.9.4  is rightfully received by the receiving party from a third party; or

     8.9.5 is released for disclosure by the disclosing party with its written consent.

8.10 IBM shall have the right to disclose to IBM's suppliers and customers with activities related to the LICENSED TECHNOLOGY, AMD IMPROVEMENTS, provided that said parties sign a written agreement with confidentiality obligations no less stringent than those contained in this Section 8.

     8.10.1 Any suppliers of IBM performing work for IBM and customers pursuant to Section 8.10 shall be deemed to be performing under the license granted by AMD to IBM under Section 2.4.

8.11 AMD shall have the right to disclose to AMD's customers with bond and assembly activities related to the LICENSED TECHNOLOGY, the following items of LICENSED TECHNOLOGY: [*] provided that said customers sign a written agreement with confidentiality obligations no less stringent than those contained in this
Section 8.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

     8.11.1 Customers of AMD pursuant to Section 8.11 shall be deemed to be performing under the license granted by IBM to AMD under Section 2.1.

8.12 IBM shall have the right to disclose AMD's IMPROVEMENTS to IMPROVEMENT LICENSEES to practice AMD's IMPROVEMENTS which have been transferred to IBM by AMD and further transferred to such IMPROVEMENT LICENSEES by IBM provided that:
(i) AMD's IMPROVEMENTS have been introduced into, and practiced in production in, IBM's Microelectronics Division manufacturing facilities performing work related to the LICENSED TECHNOLOGY prior to the transfer of AMD's IMPROVEMENTS to IMPROVEMENT LICENSEES; (ii) the IMPROVEMENT LICENSEES agree to the disclosure of their improvements to AMD by IBM, under confidentiality obligations agreed to by AMD which are no less stringent than those contained in this Section 8, after the IMPROVEMENT LICENSEES' improvements have been introduced into, and practiced in production in, IBM's Microelectronics Division manufacturing facilities performing work related to the LICENSED TECHNOLOGY, (iii) the IMPROVEMENT LICENSEES agree to grant a license to AMD, with respect to the IMPROVEMENT LICENSEES' improvements, to use and have used any IMPROVEMENT LICENSEES' improvements; to manufacture, have manufactured, use, have used, sell and have sold any product using the IMPROVEMENT LICENSEES' improvements; and to manufacture, and have manufactured, for internal use only any apparatus required to implement any hardware or process specifications contained in the IMPROVEMENT LICENSEES' improvements; and (iv) the IMPROVEMENT LICENSEES sign a written agreement with confidentiality obligations no less stringent than those contained in this Section 8.

         8.12.1 The IMPROVEMENT LICENSEES in Section 8.12 shall be deemed to be performing under the licenses granted by AMD to IBM under this Agreement.

8.13 IBM also shall have the right to disclose AMD's IMPROVEMENTS to IMPROVEMENT LICENSEES to practice AMD's IMPROVEMENTS which have been transferred to IBM by AMD and further transferred to such



AMD/IBM CONFIDENTIAL                                               June 11, 1996

IMPROVEMENT LICENSEES by IBM at the time the IMPROVEMENT LICENSEES receive their initial transfer of the LICENSED TECHNOLOGY provided that: (i) AMD's IMPROVEMENTS have been introduced into, and practiced in production in, IBM's Microelectronics Division manufacturing facilities performing work related to the LICENSED TECHNOLOGY prior to the transfer of AMD's IMPROVEMENTS to IMPROVEMENT LICENSEES; and (ii) the IMPROVEMENT LICENSEES sign a written agreement with confidentiality obligations no less stringent than those contained in this Section 8.

         8.13.1 The IMPROVEMENT LICENSEES in Section 8.13 shall be deemed to be performing under the licenses granted by AMD to IBM under this Agreement.

8.14 It is understood that receipt of confidential INFORMATION under this Agreement will not create any obligation in any way limiting or restricting the assignment and/or reassignment of IBM employees within IBM or AMD employees within AMD subject to Sections 2 and 8.

8.15 Within two (2) months following the termination of this Agreement by IBM pursuant to Section 7.3, AMD shall return all writings and resumes received from IBM and copies thereof containing confidential INFORMATION. Upon expiration of this Agreement, the receiving party shall not be required to return any confidential INFORMATION provided pursuant to Sections 3, 4 and 5, except that for a breach by AMD of the terms and conditions of AMD's license under Section 2 or for a breach by AMD of its payment or royalty obligations under Section 6 or for a breach by AMD of AMD's confidentiality obligations under Section 8, AMD shall return all writings and resumes received from IBM and copies thereof containing confidential INFORMATION.

8.16 Each party represents that it has, and agrees to maintain, an appropriate agreement with each of its employees who may have access to any confidential INFORMATION sufficient to enable each party to comply with all the terms of this Agreement.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

                      Section 9 - C-4 Foundry Services
                      --------------------------------


9.1 IBM agrees to supply foundry services for C-4 BUMPING on wafers and module assembly of LICENSED PRODUCTS under this Agreement in accordance with the terms and conditions as set forth in Appendix D.



         Section 10 - Management Process and Technical Coordinators
         ----------------------------------------------------------


10.1 The parties agree that the activities to be accomplished under this Agreement will be the responsibility of the individual parties who have accepted the commitments hereunder. However, the parties understand that they need a mechanism to manage and oversee the activities of this Agreement. For this reason, the parties agree to establish under this Agreement an Oversight Committee (OSC), which shall consist of no more than four (4) persons from each party, to oversee the performance hereunder and to resolve issues which arise during the TERM of this Agreement. Furthermore, both parties agree that the OSC will be augmented by senior management advisors ("Senior Advocates") who will be asked to resolve any issues which cannot be resolved by the OSC. The OSC shall consist of the following persons:

          For AMD                         For IBM
          -------                         -------
          D. Ostrander                    J. Acocella
          R. Lain                         M. Mara
          C. Wolfe                        D. Mele
          F. Stillger                     A. Yu


The Senior Advocates shall be the following persons:

          For AMD                         For IBM
          -------                         -------
          G. Heerssen                     M. Denick



AMD/IBM CONFIDENTIAL                                               June 11, 1996

The OSC shall meet as required but, during the first two (2) years after the EFFECTIVE DATE, not less frequently than quarterly and then semiannually thereafter to review the progress in the execution of the activities under the Agreement and address issues and disputes brought to them by the Technical Coordinators. Notwithstanding this Section 10.1, both parties reserve the right to pursue legal remedies after reasonable efforts to resolve issues and disputes have been made through the OSC. Such efforts will be deemed reasonable after the dispute has been submitted to the OSC augmented by the Senior Advocates and the dispute remains unresolved sixty (60) days after such submission.

10.2      AMD and IBM each will designate one (1) of its employees as
Technical Coordinators for LICENSED TECHNOLOGY related transfers and they will
be responsible for execution of the progress of this program.   These Technical
Coordinators shall consist of the following persons:

          For AMD                         For IBM
          -------                         -------
          C. Wolfe                        J. Bilowith


          The Technical Coordinator for each party shall control the exchange of information between the parties in accordance with Section 8 of this Agreement and will monitor within their respective companies the distribution of INFORMATION received from the other party to those who have a need to know. The Technical Coordinator for each party shall be responsible for awareness of all IMPROVEMENTS and coordinating the sharing of such with the other party pursuant to Section 4. The Technical Coordinators shall also coordinate technical assessments, arrange conferences and visitations as required by this Agreement between personnel of the respective parties, maintain appropriate records, acknowledge the receipt from the other party of all information, and other similar tasks.


AMD/IBM CONFIDENTIAL                                               June 11, 1996

10.3      The Oversight Committee members, Senior Advocates and
Technical Coordinator of either party designated in this Section 10 may be replaced by written notice to the other party.

10.4 There will be a quarterly Business and Technical Review. This Review will include a statement of AMD's demand forecast for the MATERIALS set forth in
Section 3.3, [*] in Section 3.5, and technical assistance to be provided under
Section 5, royalties, payments, IMPROVEMENTS, royalty outlook based upon AMD's revenue projections and other related matters.

                Section 11 - Renewal of Patent Cross-License
                --------------------------------------------

11.1 The parties agree to engage in good faith negotiations towards completion of the [*] agreement that [*].

                       Section 12 - General Provisions
                       -------------------------------

12.1 This Agreement is non-exclusive. IBM and AMD recognize and agree that each has been and may continue to be active in the development of technology indirectly or directly relating to the technologies, processes and products contemplated by this Agreement, and AMD acknowledges and agrees that IBM will be free in all respects and not precluded by this Agreement to pursue such activities independent of AMD, including with third parties, and further, IBM acknowledges and agrees that AMD will be free in all respects and not precluded by this Agreement to pursue such activities independent of IBM, including with third parties.

12.2      Nothing contained in this Agreement shall be construed as:

     12.2.1 conferring any rights to use in advertising, publicity, or other marketing activities any name, trade name,



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE trademark, or other designation of either party hereto, including any contraction, abbreviation, or simulation of any of the foregoing without prior mutual written agreement; or

     12.2.2 conferring by implication, estoppel, or otherwise upon either party hereunder any license or other right except the licenses and rights expressly granted hereunder to a party hereto or third parties; or

     12.2.3 a warranty or representation that the manufacture, sale, lease, use, or other disposition of systems, processes, circuits, devices, packages, software, and products hereunder will be free from infringement of intellectual property rights of third parties; or

     12.2.4 a warranty that the recipient party will successfully manufacture products, or a particular volume of products, based upon the LICENSED TECHNOLOGY transferred hereunder including transfer and technical assistance; or

     12.2.5 an obligation to bring or prosecute actions or suits against third parties for infringement, or to defend actions or suits from third parties for infringement, or to secure and/or maintain any of its intellectual property rights; or

     12.2.6 in any way limiting the rights which a party has outside the scope of this Agreement.

12.3 AMD and IBM represent that they have the right to grant the licenses herein, and that the terms and conditions of this Agreement do not violate their respective Articles of Incorporation or By-Laws and do not conflict with any other agreements to which they are a party or by which they are bound.

12.4 EXCEPT FOR THE PROVISIONS IN SECTION 3.3.1, ALL INFORMATION, IMPROVEMENTS, INVENTIONS, EQUIPMENT, PRODUCTS, MATERIALS, ASSISTANCE, AND SERVICES PROVIDED BY EITHER PARTY HEREUNDER ARE



AMD/IBM CONFIDENTIAL                                               June 11, 1996

PROVIDED "AS IS" WITHOUT ANY WARRANTY OF ANY KIND INCLUDING THAT NEITHER PARTY MAKES ANY WARRANTY AS TO THE ACCURACY, SUFFICIENCY, OR SUITABILITY FOR THE OTHER PARTY'S USE OF ANY INFORMATION, IMPROVEMENTS, INVENTIONS, LICENSED TECHNOLOGY OR EQUIPMENT PROVIDED HEREUNDER FOR THE MANUFACTURE OF PRODUCTS OR DELIVERY OF SERVICES USING THE INFORMATION, IMPROVEMENTS, INVENTIONS, LICENSED TECHNOLOGY OR EQUIPMENT, OR THE YIELD FROM THE MANUFACTURE OF PRODUCTS OR DELIVERY OF SERVICES USING THE INFORMATION, IMPROVEMENTS, INVENTIONS, LICENSED TECHNOLOGY OR EQUIPMENT, OR FOR THE QUALITY OF SUCH PRODUCTS MADE OR SERVICES DELIVERED USING THE INFORMATION, IMPROVEMENTS, INVENTIONS, LICENSED TECHNOLOGY OR EQUIPMENT, OR THE QUALITY OF ANY OF THE MATERIALS SUPPLIED BY IBM TO AND IN SECTION 3.3, OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND NEITHER PARTY ASSUMES ANY RESPONSIBILITY OR LIABILITY FOR LOSSES OR DAMAGES, WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE, WHICH MIGHT ARISE OUT OF THE OTHER PARTY'S USE OF THE INFORMATION, IMPROVEMENTS, INVENTIONS, LICENSED TECHNOLOGY, EQUIPMENT OR ASSISTANCE, OR THE MATERIALS SUPPLIED BY IBM TO AMD IN
SECTION 3.3, WHICH SHALL BE ENTIRELY AT THE OTHER PARTY'S RISK AMD PERIL.

12.5 AMD acknowledges and agrees that the LICENSED TECHNOLOGY and any IBM confidential INFORMATION disclosed hereunder are unique and are of special value. Accordingly, AMD acknowledges and agrees that a breach or threatened breach by AMD or its employees of the license granted to AMD under Section 2, the prohibition against reverse engineering under Section 3.3.2, and its obligation of confidentiality under Section 8 would cause IBM irreparable injury and damage, for which monetary damages will be an inadequate remedy. AMD therefore agrees that, in addition to all other rights and remedies granted to IBM hereunder, IBM shall be entitled to file with a court of competent jurisdiction for a temporary restraining order, injunctive relief and other equitable relief against AMD and its employees, to prevent any breach or continuing breach of any provisions of this Agreement. Resort by IBM to such



AMD/IBM CONFIDENTIAL                                               June 11, 1996
equitable relief, however, shall not be construed as a waiver by IBM of any other rights or remedies IBM may have for actual damages or otherwise. In the event that IBM is required to take legal action against AMD's customers or others, AMD agrees to comply with reasonable requests to provide information as necessary to IBM with respect to such action.

12.6 If any term or provision of this Agreement or the application thereof to any party hereto or set of circumstances shall, in any jurisdiction and to any extent, be finally held to be invalid or unenforceable, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement or under any other circumstances, so long as the remainder of this Agreement still effectuates the intent of the parties to this Agreement. If such intent cannot be effectuated, this Agreement shall either be renegotiated or terminated immediately without cause by either party.

12.7 AMD agrees to indemnify, defend, and hold harmless, IBM, its officers, directors, agents, and employees, from any and all liability, losses, damages, reasonable attorney's fees or expenses associated with claims, suits, or actions brought by or on behalf of any third party of any nature, including, but not limited to, personal injury (including death), environmental liability, or property damage arising from, or alleged to arise from, AMD's negligence or other wrongful acts or omissions resulting from or in any way related to the making, using or selling of the MATERIALS or other items and services supplied by IBM to AMD in Section 3.3; or use of the LICENSED TECHNOLOGY in products. Notwithstanding anything to the contrary, this Section 12.7 indemnity always applies to claims or actions brought by or on behalf of current or former employees of AMD.

12.8 IBM agrees to indemnify, defend, and hold harmless, AMD, its officers, directors, agents, and employees, from any and all



AMD/IBM CONFIDENTIAL                                               June 11, 1996
liability, losses, damages, reasonable attorney fees or expenses associated with claims, suits, or actions brought by or on behalf of any third party of any nature, including, but not limited to, personal injury (including death), environmental liability, or property damage arising from, or alleged to arise from, IBM's negligence or other wrongful acts or omissions resulting from or in any way related to the use of AMD IMPROVEMENTS in products.

12.9 AMD will indemnify, defend, and hold harmless, IBM, its SUBSIDIARIES, officers, directors, agents, and employees, from any and all liability, losses, damages, reasonable attorney's fees, and/or expenses associated with claims, suits, or actions brought by or on behalf of any third party of any nature, including, but not limited to, personal injury (including death), environmental liability, or property damage arising from, or alleged to arise from, IBM's negligence or other wrongful acts or omissions which AMD or IBM may incur or sustain:

     (a) in connection with chemicals or materials related to the MATERIALS or other items or services in Section 3.3, any related wastes or by-products generated by AMD's processes or any waste which may be created by the handling or use thereof in the manufacture or processing of any product by AMD under this Agreement; or

     (b) from the noncompliance by AMD with any environmental law or regulations; or

     (c) in connection with any contaminant, pollutant or hazardous substance used, generated, treated, stored, disposed of or otherwise used by AMD whether on its own property or the property of any third party.

12.10 The provisions of Sections 12.7, 12.8 and 12.9 shall survive any expiration or termination of this Agreement.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

12.11 All notices required or permitted to be given hereunder (except for notices to be addressed to the Technical Coordinators) shall be in writing and shall be valid and sufficient if dispatched by registered or certified mail, return receipt requested, postage prepaid, in any post office in the United States, or in the case of international delivery, dispatched by a delivery service providing a receipt of delivery, or by receipted FAX addressed respectively as follows:

  AMD                             IBM CORPORATION
  ---                             ---------------
  5204 E.  Ben White Blvd.        1000 River Street
  Mail Stop 612                   Essex Junction, VT 05452
  Austin, TX 78741
  FAX:(512) 602-0460              FAX:(802) 769-3865

  Attn: Daryl Ostrander           Attn: Douglas Grose
  Vice-President                  Site General Manager

with copies to:

   T.  McCoy                      John T.  Higgins
   Vice-President & General       Associate General Counsel
   Counsel
   1 AMD Place                    1580 Route 52
   P.O.  Box 3453                 Hopewell  Junction, NY
                                  12533
   Sunnyvale, CA 94088




Either party may change its address by a notice given to the other party in the manner set forth above. Notices given by mail as herein provided shall be considered to have been given seven (7) days after the mailing thereof.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

12.12 If any party is rendered wholly or partially unable by Force Majeure to carry out its obligations under this Agreement, and if that party gives prompt written notice and full particulars of such Force Majeure to the other party, the notifying party shall be excused from performance of its obligations hereunder during the continuance of any inability so caused, but for no longer period; provided that if payment cannot be made due to the existence of a banking crisis or international payment embargo, such amount may be paid within the following thirty (30) days. Such cause shall be remedied by the notifying party as far as possible with reasonable speed and effort. For the purposes of this Agreement, Force Majeure shall mean Acts of God, acts of public enemies or terrorists, wars, other military conflicts, blockades, insurrections, riots, epidemics, quarantine restrictions, landslides, lightning, earthquake, floods, washouts, civil disturbances, restraints by or actions of any governmental body (including export or security restrictions on information, material, personnel, equipment or otherwise), and any other acts or events whatsoever, whether or not similar to the foregoing, not within the control of the party claiming excuse from performance, which by the exercise of due diligence and best reasonable effort that party shall not have been able to overcome or avoid. If the notifying party cannot remedy the Force Majeure situation and resume satisfactory performance within [*] in the case of IBM or [*] in the case of AMD, the other party may at its option immediately terminate this Agreement pursuant to Section 7.

12.13 The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver, nor shall it deprive that party of the right to insist later on adherence thereto, or thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and signed by an authorized representative of the waiving party to be effective.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

12.14 Each party agrees to comply with all applicable country, Federal, State, and Local laws, rules, regulations, and ordinances, including those of any other duly constituted governmental authority having jurisdiction, and including without limitation, all rules and regulations of the Occupational Health and Safety Administration, Environmental Protection Agency, U.S. Department of Commerce, and U.S. Department of Transportation. Each party, on behalf of itself and its SUBSIDIARIES, shall do all things necessary (i) to obtain in a timely manner all required licenses and approvals and (ii) to comply with all applicable laws, rules and regulations, including, but not limited to, the Regulations of the United States Government relating to the export and re-export of technical data, commodities, and products produced as a result of the use of such data. Each party hereto, on behalf of itself and its SUBSIDIARIES, agrees that neither it nor any of its SUBSIDIARIES will export or re-export, directly or indirectly, any technology, software, and/or commodities furnished under this Agreement, or the direct product thereof, to any country, or the nationals thereof, specified in such laws, rules, regulations, and ordinances referred to above as an unauthorized destination without IBM or AMD first obtaining U.S. Government approval.

12.15 The captions used in this Agreement are for convenience of reference only and are not to be used in interpreting the obligations of the parties under this Agreement.

12.16 This Agreement shall be construed and the legal relations between the parties shall be determined in accordance with the law of the State of New York without regard to the conflict of law provisions thereof. Any proceedings to enforce this Agreement, or to resolve disputes relating to this Agreement, shall be commenced within one (1) year of the date such dispute arose in the United States District Court for the Southern District of New York, Westchester County Division. IBM and AMD waive the right to trial by jury in any matter which arises between the parties pursuant to this Agreement.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

12.17 Each party agrees to pay the other party's attorney's fees and costs of litigation if the party, for any reason whatever, brings suit against the other party and the other party is finally adjudicated not to have liability.

12.18 Neither party shall use any name, service mark, trade dress, trademark, trade name or other designation of the other party (including any contraction, abbreviation or simulation of any of the foregoing) without the express prior written consent of the other party, and nothing contained in this Agreement shall be construed as conferring any right to such use upon either party.

12.19 Nothing contained herein, or done in pursuance of this Agreement, shall constitute the parties as entering upon a joint venture or partnership or shall constitute either party hereto the agent for the other party for any purpose or in any sense whatsoever.

12.20 For the TERM of this Agreement, each party agrees not to solicit or recruit engineers of the other party who are (i) directly involved in the LICENSED TECHNOLOGY or (ii) have been or are assigned to perform work under this Agreement. This does not restrict general solicitations for employment or the right of any employee of one party, on that employee's own initiative or in response to general solicitations, to seek employment from the other party.

12.21 Either party may disapprove the assignment of any of its former employees to perform work under this Agreement on its premises by the other party and such personnel will not be so assigned. Each party will take appropriate preventive steps, before the assignment of any of its employees to perform work under this Agreement, that that party reasonably believes will ensure that its employees will not engage in inappropriate conduct while on the other party's premises. Inappropriate conduct shall include, but not be limited to: 1) being under the influence of, or affected by, alcohol, illegal drugs or controlled substances or engaging in



AMD/IBM CONFIDENTIAL                                               June 11, 1996
their use, distribution or sale; 2) the possession of a weapon of any sort; and
3) harassment, threats or violent behavior.

12.22 Unless required by law, statute, rule, or regulation, each party agrees not to disclose to any third party the terms, conditions, subject matter or existence of this Agreement without the prior written consent of the other party.

12.23 Representatives and personnel of each party, during the time they are present on the premises of the other party, shall be subject to all rules and regulations prevailing on such premises. Each party shall be responsible for the payment of all compensation and expense of its respective representatives and personnel. None of the representatives or personnel of either party shall be considered, for any reason, to be an employee or agent of the other.

12.24 Subject to Section 12.2.3, each party represents that, regarding any information, including information relating to any IMPROVEMENTS, to be disclosed to the other party under this Agreement, it has or will have the full right and power to disclose the same and that the Technical Coordinator for each party is not aware that the disclosure and/or copying of any such information will constitute a: (i) misappropriation of any trade secret or any other type of confidential information of any third party; or (ii) violation of a copyright.

12.25 NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR CAUSED BY THE PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT, THE BREACH OF ITS TERMS AMD CONDITIONS, OR THE TERMINATION OF THIS AGREEMENT, PROVIDED, HOWEVER, THAT IN THE CASE OF AMD, SHOULD AMD BREACH ITS LICENSE UNDER
-----------------
SECTION 2, THE PROHIBITION AGAINST REVERSE-ENGINEERING UNDER SECTION 3.3.2 OR ITS OBLIGATION OF CONFIDENTIALITY UNDER SECTION 8, AMD SHALL BE LIABLE FOR SUCH INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR CAUSED BY ANY SUCH BREACH, AMD FURTHER,
                 -------



AMD/IBM CONFIDENTIAL                                               June 11, 1996

PROVIDED, THAT IN THE CASE OF IBM, SHOULD IBM BREACH ITS LICENSE UNDER SECTION 2
--------
OR ITS OBLIGATION OF CONFIDENTIALITY UNDER SECTION 8, IBM SHALL BE LIABLE FOR SUCH INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR CAUSED BY ANY SUCH BREACH UP TO A MAXIMUM OF [*] FOR ALL SUCH IBM BREACHES IN THE AGGREGATE.

12.26 The description provided in Section 3, all documentation items transferred in accordance with Section 3, and the documentation delivered with the transfer of requested IMPROVEMENTS in accordance with Section 4 shall be provided in the language available. If more than twenty (20) pages of the documentation are in a foreign language, the costs of any translating of the above documentation into English, when such translation is requested by the party receiving a foreign language document, shall be shared equally by both parties. In no event, will the party providing, transferring or delivering material to be translated be responsible for errors in translation.

12.27 AMD shall properly handle, use, store, sell, otherwise transfer, and/or dispose of all the MATERIALS in Section 3.3 manufactured by IBM and sold or otherwise transferred to AMD, together with related chemicals or materials and any related wastes or by-products generated by its processes and any waste which may be created by the handling or use thereof, and shall be solely responsible for the proper handling and disposal thereof. AMD shall be responsible for selecting, at its sole discretion, any waste disposer or waste disposal service.

12.28 Each party represents that it has, or will have in place, established procedures and agreements with its SUBSIDIARIES, employees or others, including subcontractors, whose services the party may require, sufficient to enable the party to comply with all the provisions of this Agreement.

12.29 AMD shall be solely responsible for determining its prices and other terms and conditions for its products sold to its



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE customers. AMD shall be solely responsible for marketing products to its customers and IBM shall have no obligation to provide any support of any kind to AMD's customers.

12.30 In the event of any inconsistency between the terms and conditions of this Agreement and language set forth in the Appendices, the inconsistency shall be resolved by giving precedence to the terms and conditions of this Agreement.

12.31 Except as expressly provided herein, neither this Agreement nor any activities thereunder will impair any right of either party to design, develop, manufacture, market, service, or otherwise deal in, directly or indirectly, other products or services including those competitive with those of the other party.

12.32 This Agreement, and the Appendices attached hereto and made a part thereof, embody the entire understanding of the parties with respect to the subject matter contained herein and shall supersede all previous or contemporaneous communications, representations or understandings, either oral
or written, between the parties relating to the subject matter hereof.   No
amendment or modification of this Agreement shall be valid or binding upon the parties unless signed by their respective, duly authorized representatives.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

In WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the dates written below.


ADVANCED MICRO                                INTERNATIONAL BUSINESS
DEVICES                                       MACHINES CORPORATION


     /s/ G. Connor                                 /s/ Michael H. Van Vranken
By: ________________________                  By:  __________________________
G. Connor                                          Michael H. Van Vranken
Senior Vice President                              Vice President
Operations                                         Finance, Planning & Business
                                                   Operations


          June 13, 1996                                6/14/96
Date: _______________________                 Date: _________________________



AMD/IBM CONFIDENTIAL                                               June 11, 1996

                                  APPENDIX A
                                  ----------

                    LICENSED TECHNOLOGY Documentation Items


The following are the steps to practice the LICENSED TECHNOLOGY and the most recent documentation relating thereto which documentation will be provided to AMD in total fulfillment of IBM's LICENSED TECHNOLOGY transfer obligation hereunder.

A1 Engineering, process, manufacturing and material specifications, as applicable, for IBM's wafer passivation process as it pertains to the LICENSED TECHNOLOGY, as of the EFFECTIVE DATE. The wafer passivation process to be transferred is made up of the following process steps for which applicable documentation will be provided:

              [*]

A2 Engineering, process, manufacturing and material specifications, as applicable, for BUMPING, as of the EFFECTIVE DATE. The process for BUMPING to be transferred is made up of the following process steps for which applicable documentation will be provided:

              [*]



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

              [*]

              [*]

A3 Engineering, process, manufacturing and material specifications, as applicable, for BOND AMD ASSEMBLY, as of the EFFECTIVE DATE. The process for BOND AMD ASSEMBLY to be transferred is made up of the following process steps for which applicable documentation will be provided:

              [*]

A4 Engineering, process, manufacturing and material specifications, as applicable, for IBM's dicing process as it pertains to the LICENSED TECHNOLOGY, as of the EFFECTIVE DATE. The process for dicing to be transferred is made up of the following process steps for which applicable documentation will be provided:

              [*]



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

               [*]

A5 Manufacturing tool specifications as available including tooling maintenance specifications and proprietary tooling designs to support items Al through A4 above for which applicable documentation will be provided.

A6 Pertinent facilities information such as facilities drawings with recommended changes, clean room and environmental standards, product flows, process controls, as available at IBM on the EFFECTIVE DATE of this Agreement for the existing LICENSED TECHNOLOGY at IBM's Burlington, Vermont and Bromont, Canada facilities for which applicable documentation will be provided.

A7 Documentation as of the EFFECTIVE DATE for quality, yield management and specifications for lids, capacitors, [*] and CHIP CARRIERS.

A8        The existing [*].



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

                                  APPENDIX B
                                  ----------

                   LICENSED TECHNOLOGY Technical Assistance

IBM will provide technical assistance, as discussed in more detail hereafter, in the installation of the LICENSED TECHNOLOGY only in AMD's wholly-owned Austin, Texas or Santa Clara County, California facility. This Appendix B describes the total obligation of IBM to provide assistance of any kind with respect to the transfer of the LICENSED TECHNOLOGY.

B1.  Assignment of personnel.

AMD personnel to be assigned to the transfer of the LICENSED TECHNOLOGY will be experienced in semiconductor manufacturing, packaging and/or assembly as appropriate to the tasks they will perform on such transfer. Skill types may include, but are not limited to, engineers and technicians disciplined in facilities, equipment, maintenance, manufacturing engineering, mechanical engineering, chemical engineering, materials handling and process controls.

IBM personnel involved in this transfer will have expertise and experience as determined necessary by IBM, in its sole discretion, to provide technical assistance to AMD personnel.

B2.  Installation Assistance

Pursuant to Section 5 of the Agreement, the following specific items of technical assistance will be provided to AMD, at no additional cost for the first [*] man weeks of effort, as specified in Sect.5.3.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

B2.l. Identification of sources of equipment, materials, and services, except for MATERIALS as defined in Sect.3, and as described in Section 5.2.

B2.2. Consistent with Section 5.5, a pre-contract technical seminar, to be held at IBM's Burlington, Vt. and Bromont Canada facilities for the sole purpose of identifying to AMD those long lead time facilities and tooling considerations for which AMD may choose to act on prior to completion of this Agreement

B2.3 A comprehensive process overview of the LICENSED TECHNOLOGY at IBM's Burlington, Vermont and Bromont, Canada facilities, including tours of IBM's associated manufacturing operations which shall be at reasonable times and restricted to the Licensed Technology

B2.4. A detailed review of all documents provided to AMD consistent with Appendix A of this Agreement for AMD's use in installation of the Licensed technology.

B2.5 A detailed review of IBM's existing facilities layouts as they pertain to the Licensed Technology, including technical discussions with IBM facility and line engineers , and a review of AMD's manufacturing line layout plans by IBM with recommendations as appropriate

B2.6 At AMD's option and on a schedule that is mutually agreeable, an on-site critique of AMD's initial manufacturing line installation(s), to be performed by IBM personnel and to include:

                 1. a review of installed equipment
                 2. a review of process control data
                 3. recommendations prior to the initiation of production runs



AMD/IBM CONFIDENTIAL                                               June 11, 1996

B2.7. On-going technical support to AMD's technical team directly involved in the transfer and installation of the Licensed Technology

B3.    Additional Technical Assistance

B3.1 Additional technical assistance beyond [*] man weeks and or [*] months from EFFECTIVE DATE will be supplied by IBM at AMD's expense, as specified in Section 5.3 of the Agreement.

B4     Coordination

B4.l All coordination of technical assistance shall be through the Technical Coordinators.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

                                  APPENDIX C
                                  ----------

           Sale and Purchase of MATERIALS, CHIP CARRIERS, and Metal
                               Evaporation Masks

Pursuant to Sections 3.3 and 3.5 of the Agreement, by purchase order referencing this Agreement, AMD may request to purchase MATERIALS, [*] and [*] from IBM. The face of said purchase order must expressly substitute the terms and conditions of this Agreement for any terms and conditions of such AMD purchase order.

[*]
-----------------------------------------------

Subject to the terms and conditions of this Agreement, [*] and [*] are products made available through IBM Microelectronics Division. Prices and terms and conditions, including lead times, therefor will be provided in response to a request for quotation (RFQ) from AMD which AMD will issue to IBM in connection with the purchase of any such product. Requests for quotation (RFQ's) are to be addressed to:

                IBM Microelectronics Division
                Route 52, Zip 92E
                Hopewell Junction, NY 12533
                Attention: OEM Marketing

C2.  MATERIALS:
---------------

C2.l Forecasting of Requirements for MATERIALS

C2.l.1 AMD will supply IBM with a forecast of AMD's requirements for MATERIALS. AMD's forecast will, at a minimum, cover a [*] period, by quarter, and be updated on a quarterly basis.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

AMD agrees that the volume forecast represents AMD's intent to purchase from IBM and, upon acceptance by IBM in a purchase order for a forecast volume, IBM agrees to fulfill this forecast. At all times during the TERM, the parties will keep in effect a purchase order for at least the subsequent ninety (90) days of the forecast.

C2.l.2 AMD's initial forecast is due at the time of the first Quarterly Business Technical review following execution of the Agreement, as provided for in
Section 10.4.

C2.2 Purchase Order Processing

C2.2.l Purchase orders issued to IBM shall be directed to:

                IBM Microelectronics Division
                Route 52, Zip 92E
                Hopewell Junction, NY 12533
                Attn:     OEM Marketing

Acknowledgments and other correspondence sent to AMD shall be directed to:

                Magnus Matthiasson
                1 AMD Place
                P.O.  Box 3453
                Mail Stop #12
                Sunnyvale, CA 94088

C2.2.2 Purchase orders issued to IBM shall include the following information:

                Buyer's name and address
                Buyer's purchase order name
                Description of MATERIALS to be ordered
                Quantity to be ordered
                Unit Price
                Requested delivery point, including contact name and phone number



AMD/IBM CONFIDENTIAL                                               June 11, 1996

                Invoicing address
                Requested delivery date
                Reference to this Agreement

C2.2.3 Purchase order lead times will be supplied by IBM at the time of AMD's first forecast submission as provided for in Section C2.l.2 of this Appendix C.

C2.2.4 Changes to purchase orders that may become necessary from time to time may be initiated by either IBM or AMD and must be mutually agreed upon between buyer and seller. Any changes must be in writing and agreed to by the parties. Changes may carry an adjustment charge or cancellation fee, payable by AMD, which will be determined and agreed upon at the time when the purchase order is changed.

C2.2.5 The terms of this Agreement shall govern in case of a conflict with the terms and conditions of a purchase order.

C2.3 MATERIALS Supply Constraints

The provisions of Section 3.4 of this Agreement are applicable.

C2.4 Shipment, Title, Risk of Loss

C2.4.1 In response to AMD's purchase orders, IBM will prepare MATERIALS for shipment to AMD using IBM designed packaging materials. AMD's purchase order will be referenced on the package exterior. Shipment will be F.O.B. IBM's designated factory shipping dock, or at such other suitable location that IBM selects, where AMD or its duly authorized representative will take title and arrange prompt delivery to AMD's carrier of choice.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

C2.5 MATERIALS Warranty

The provisions of Section 3.3.1 of this Agreement, are applicable.


C2.6 Prices, Invoicing, Payment Terms and Taxes

Prices for [*] and [*] are valid for one year commencing with the execution of the Agreement, and are subject to an update on a yearly basis thereafter. AMD will be notified of any lead time changes due to IBM supplier requirements which amended lead time will be effective upon such notice.


C2.6.l [*]

PRICE                  LEADTIMES               SHIPMENT
-----                  ---------               --------

[*]                    [*]                     Shipped in [*]

C2.6.2 [*]

PRICE                  LEADTIMES               SHIPMENT
-----                  ---------               --------

[*]                     [*]                    Shipped in [*] or more

C2.6.3 [*]: All [*] are customized to meet specific customer requirements and each application. Prices, terms and conditions and leadtimes will be provided in response to a RFQ from AMD to IBM. For reference purposes, the specific price of the [*] as identified by AMD as



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

[*], and utilizing [*] and [*], is [*], with a [*]. This price does not include any charges for repair, maintenance or training, which would be identified as a separate charge in any RFQ response.

C2.6.4 IBM will invoice AMD on or after the date of shipment to AMD. Such invoices will include AMD's purchase order number. Payment by AMD will be due within 30 days from the date of invoice. IBM shall apply a late payment charge of 1.5% per month to any outstanding balance not paid within 30 days. Payment should be made as directed on the invoice.

C3.  Patents and Copyrights
---------------------------

No license, immunity or other right is granted herein to AMD, whether directly or by implication, estoppel or otherwise, with respect to any patent, trademark, copyright, mask work, trade secret or other intellectual property right of IBM, except as expressly stated in this Agreement.

C4.  Patent Indemnification
---------------------------

IBM agrees to indemnify AMD against damages assessed against AMD as a result of a final judgement of a court of competent jurisdiction holding that any MATERIALS provided by IBM to AMD hereunder infringe a patent or copyright of a third party in any country in which IBM sells or provides similar products, [*] whichever is less; provided, that AMD: 1) promptly notifies IBM in writing of
                   --------------
the charge of infringement; 2) allows IBM to control, and cooperates with IBM in the defense and any related settlement action; and 3) upon the written request of IBM, (a) allows IBM to modify or replace the MATERIALS, or (b) returns the MATERIALS to IBM for an



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE appropriate credit or refund as IBM decides. Such indemnification does not apply to a claim of infringement involving any MATERIALS provided by IBM to AMD which have been modified by AMD, used in combination with any materials not sold by IBM to AMD, or made, modified or provided by IBM in compliance with AMD's specifications. AMD agrees to indemnify IBM against all damages and costs resulting from such a claim of infringement in the preceding sentence. The foregoing states the entire obligation and exclusive remedy of IBM and AMD regarding any claim of patent or copyright infringement relating to any MATERIALS provided hereunder.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

                                  APPENDIX D
                                  ----------

                   Sale and purchase of C4 Foundry Services



IBM agrees to provide certain foundry services to AMD during the period specified in the volume table below. Such period shall hereafter be referred to as the Foundry Service Period.

Dl.  DEFINITIONS:

For the purpose of this Appendix D:

          Foundry Services shall consist of:

          (1.) Bumping, as defined in "Section 1 - Definitions" of the Agreement except that the subparagraph 1) concerning [*] is deleted from the definition for Foundry Services purposes.

                  Dice/Sort/Pick, which is defined as the separation of good die from the wafer and subsequent Group B inspection.

                  BA is as defined in "Section 1 - Definitions" of the Agreement.

                  Wafer Test, which is defined as testing to measure performance of semiconductor AMD Wafers against electrical test criteria defined by AMD, to determine "good" and "bad" die, and the creation of an electronic data file containing this information.

          (2.) Product shall mean the product, in wafer or module form, resulting from performance by IBM of one or more Foundry Services upon an AMD Wafer.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

          (3.) AMD Wafer shall mean a production level semiconductor wafer intended for commercial sale by AMD as a LICENSED PRODUCT, and upon which AMD desires IBM to perform Foundry Service.


D2.  VOLUMES:

The following volume table represents AMD's planned volume of purchases of Foundry Services from IBM and IBM's capability to provide Foundry Services to AMD. In order for IBM to be able to support these volumes, AMD is required to provide the Dice/Sort/Pick equipment and the AMD TEST SYSTEM as specified in the body of Attachment D.

Volume Table #1

                              [*]                                         [*]
                              Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Bumping Wafers                [*]
(K wafers)

Dice/Sort/Pick                [*]
(K wafers)

BA (K modules)                [*]

Test                          [*]
(K wafers)

In the event that AMD owned tooling installed at IBM pursuant to this Appendix D is determined by IBM to be under utilized, then AMD may request, in accordance with the purchase order procedure in Section D6 of this Appendix D, that such tooling be loaded with additional Foundry Service volume provided IBM has the available support for the additional volume. All such AMD owned tooling shall be loaded with Product as a first priority.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

Additional Bumping and BA Foundry Service capacity may be installed by IBM, at AMD expense, using AMD owned tooling, under mutually agreed terms and conditions that support the additional Foundry Service volumes stated in Volume Table #2 below:

Volume Table #2

                              [*]                                         [*]
                              Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Bumping Wafers                [*]
(K wafers)

BA (K modules)                [*]

[*]



D3.  PRICES:

The prices for Foundry Services set forth below are effective for Foundry Services provided during the Foundry Period unless otherwise stated in this section.

  Bumping               [*] per AMD Wafer during the Foundry Service Period

  Dice/Sort/Pick        [*] per AMD Wafer during the Foundry Service
                        Period

  BA Subject to AMD design and confirmed by RFQ. For reference, the 2/13/96 design point price is [*]

  Wafer Test            Wafer Test will be provided by IBM using the AMD TEST
                        SYSTEM (defined in D6.21 below) at a price of [*] per AMD Wafer,



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE
                        which assumes a throughput of [*] AMD
                        Wafers per hour. AMD recognizes that throughput is directly dependent on AMD test patterns and IBM will adjust Wafer Test prices upwards in the event that throughput is less than [*] AMD Wafers per hour. AMD agrees to pay IBM a minimum of [*] per month, beginning with installation of the AMD TEST SYSTEM for Wafer Test services regardless of actual quantity of AMD Wafers tested. Said minimum charge of [*] per month will commence as specified in Section D6(21). AMD Wafers actually tested will be credited against the [*] minimum monthly charge at the Wafer Test price as defined in this paragraph. Wafer Test prior to AMD TEST SYSTEM availability will be considered as engineering hardware requirements and priced as such via RFQ.

To support Dice/Sort/Pick, AMD will be required to purchase one (1) saw and one
(1) pick tool. IBM will specify the tools to be purchased. AMD will purchase the tools and deliver them to IBM's Burlington, Vermont facility by year end 1996. IBM will install the tools in its Burlington, Vermont facility, at AMD's expense.



D4.  YIELD ASSUMPTION:

For purposes of this Appendix D, Base Yields are defined as those process yields that are typically experienced by IBM for the specific Foundry Service operations identified below, and which IBM expects to experience when performing Foundry Services for AMD



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

Wafers. If Actual Yields deviate from Base Yields, a price adjustment may be made as defined in Section D5.


Operation                       Actual Yield Definition                    Base Yields
Yield (TM) =                    Bumping yield.  Actual IBM                      [*]
                                Burlington terminal metals
                                yield in Bumping process.
Yield (WT) =                    Wafer Test yield.  100% minus                   [*]
                                the actual IBM Burlington wafer
                                test yield loss related to
                                mechanical handling damage
                                during Wafer Test.
Yield (DSP)=                    Dice/Sort/Pick yield.  Actual IBM               [*]
                                Burlington Dice/Sort/Pick yield at
                                wafer level.
Yield (GPB)=                    Group B inspection yield.  Actual IBM           [*]
                                Burlington Group B inspection
                                yield at die level.
Yield (BA) =                    BA yield.  Actual IBM Bromont                   [*]
                                identified BA yield at module
                                level.  IBM will define Base Yield (BA)
                                after AMD chooses BA design point.
                                IBM's current projection is [*]
Yield (MT) =                    Module Test BA Yield.  The yield loss,          [*]
                                of type 1 below, identified at AMD
                                and being caused by BA, in excess of
                                x%.  The value for x will be defined
                                by IBM after AMD chooses a BA design
                                point.  This yield loss will be
                                limited to opens or shorts in
                                the C4 interconnections.
GCPW   =                        Good chips per wafer.  The average              [*]
                                number of good die per AMD Wafer
                                identified at Wafer Test, as determined
                                by AMD.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

Where practical IBM will classify defect types that cause Actual Yield loss in three types: 1) caused by the Foundry Service process at IBM, 2) caused by or attributable to the AMD Wafer manufacturing process, and 3) cause could be either 1) or 2) above.

D5.  BILLING CALCULATION:

IBM will invoice AMD for Foundry Services when Product is shipped FOB from IBM's designated dock to AMD. The billing calculation of shipped Product will be calculated using Base Yields, as follows:

For each Foundry Service performed on a unit of Product, the applicable price [*]. The [*] shall be the price charged to AMD for each unit of Product.

For example, AMD will be billed the following Foundry Service prices at shipment:

(a) Assuming that IBM performed only Bumping Foundry Services, the price charged for each unit of Product would be as follows:
[*] or
[*]

(b) Assuming that IBM performed Bumping and Wafer Test Foundry Services using the AMD TEST SYSTEM, the price charged for each unit of Product would be as follows:
[*] or
[*]

(c) For Product shipped to AMD in module form for which IBM performed Bumping, Dice/Sort/Pick, Wafer Test and BA, the price for each unit of Product would be as follows:
[*]



AMD/IBM CONFIDENTIAL                                               June 11, 1996

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

Should AMD cancel or postpone Foundry Service activity on wafers, or die in process at IBM, IBM will return the incompletely processed wafers or die to AMD and bill AMD for the Foundry Service performed prior to the cancellation or postponement during the next billing cycle.

Notwithstanding the foregoing, IBM reserves the right to submit a monthly adjustment, billing or credit for future Foundry Services, to reflect differences in excess of [*] between Base Yields and Actual Yields, including GCPW, achieved on Products. Additional charges to AMD hereunder will only occur when Actual Yield detractors are attributed to Type 2 and Type 3 causes, as described in Section D4.

AMD may request credit for BA Foundry Service on future Foundry Services provided by IBM when the Yield (MT), averaged over a calendar quarter exceeds the loss allowed in Yield (MT) by [*].


D6.  TERMS AMD CONDITIONS:

(1.) AMD will provide IBM with a monthly forecast, hereinafter referred to as the Updated Forecast, on a monthly basis, for the Foundry Services Period. If AMD's forecasted volumes exceed IBM's capability's stated in the Volumes Table #1, Section D2, IBM will offer AMD additional Foundry Services, to the extent available.

(2) Should IBM, at its sole discretion, choose to increase its Foundry Services capability in response to AMD's Updated Forecast in excess of Table #1 and Table #2 volumes, IBM will identify to AMD, capital investments and additional expenses required to fulfill the Updated Forecast. Should AMD choose to accept IBM's offer of additional Foundry Services, AMD will pay for all capital investments and additional expenses as identified by IBM.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

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

(3.) AMD agrees that the forecasts in Volume Table #1 and Volume Table #2, Section D2, represent AMD's intent to purchase from IBM and agrees to purchase the volumes set forth in such forecasts [*] except for AMD line start-up volumes, which is limited to [*] wafers per month.

(4.) AMD shall purchase Foundry Services hereunder pursuant to quarterly purchase orders. Purchase orders and other correspondences sent to IBM by AMD regarding these Foundry Services shall be directed to OEM MARKETING, at the following address, unless AMD is notified in writing of another address by OEM
MARKETING:

         IBM Microelectronics Division
         Route 52, Zip 92E
         Hopewell Junction, New York  12533
         Attention:  Mr.  John Dux

Acknowledgments and other correspondences sent to AMD by IBM shall be directed to:

         ADVANCED MICRO DEVICES
         915 DeGuigne
         Sunnyvale, California 94088
         Attention:  Mr.  Ray Lain

(5.) Purchase orders issued to IBM shall include the following:

        0    AMD Name
        0    purchase order or purchase order alteration number
        0    Product part number and engineering change (EC) level, where appropriate
        0    specific Foundry Service ordered, and quantity of said Foundry
             Service
        0    Foundry Service unit price
        0    Product destination (address and contact name/phone number)



AMD/IBM CONFIDENTIAL                                               June 11, 1996

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

        0    invoicing address
        0    requested shipment date, and
        0    reference to this Agreement.

(6.) AMD will submit purchase orders for Foundry Service to IBM [*] prior to the beginning of the quarter in which Foundry Services are to be provided.

(7.) The terms of this Agreement shall govern in case of a conflict with, and shall supersede any additional or differing terms and conditions of a purchase order.

(8.) For the initial order for each Product part number, AMD will buy [*] from IBM or supply such [*] to IBM as required by IBM. IBM will supply all additional [*], all [*] cleaning and materials required to complete Foundry Services for that specific Product part number during the Foundry Services Period. Engineering changes (EC's) that require alteration of the [*] will be considered a new Product part number.

(9.) AMD will ship AMD Wafers to IBM with open C4 passivation in AMD shipping containers. Following the completion of wafer level Foundry Services, IBM will repackage the AMD Wafers in their original shipping containers for return shipment to AMD. All such shipping containers shipped to AMD will have documentation referencing AMD's purchase order number on the outside of the shipping container. The cost of shipping AMD Wafers to or from IBM will be paid by AMD.

(10.) IBM will provide AMD with specifications for module assembly shipping trays that are compatible with current IBM tooling. AMD will purchase and supply to IBM sufficient quantities of such shipping trays to meet AMD's requirements for Foundry Services. IBM will ship finished Product modules to AMD in such trays. AMD may recycle such trays to IBM, at AMD's expense, for use in future shipments.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

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

(11.) IBM will invoice AMD on or after the date of Product shipment to AMD.
Such invoices will include reference to AMD's purchase order. Payment by AMD will be due within 30 days from date of invoice. IBM shall apply a late payment charge of 1.5% per month to any outstanding balance. Payment should be made as directed on the invoice.

(12.) IBM will perform the requested Foundry Services at its Burlington, Vermont and Bromont, Canada facilities, or any other location that IBM selects. IBM shall notify AMD of the location to which to ship AMD Wafers at least seven (7) days prior to said shipment.

(13.) IBM will deliver Product to AMD's carrier FOB IBM's designated dock in Burlington, Vermont or other location that IBM selects. Title to, and risk of loss for each unit of Product shall pass at delivery to AMD's carrier. In no event shall IBM be deemed to assume any liability in connection with any shipment nor shall the carrier be construed as an agent of IBM.

(14.) IBM shall not be obligated to perform Foundry Services that deviate from the IBM C4 engineering process specifications and test facility specifications in place at IBM during the time that the Foundry Services are performed. All bumped AMD Wafers will be inspected according to IBM's outgoing quality monitoring specification in effect at the time of shipment.

(15.) IBM shall own masks made by IBM hereunder. AMD shall own the design data, masks made or purchased by AMD and AMD Wafers which it sends to IBM for Bumping.

(16.) While the AMD Wafers are in IBM's possession, AMD agrees to indemnify and save IBM harmless from all liability, damages, and expense for injuries (including death) to persons or damage or loss of property arising out of IBM's possession or processing of the AMD Wafers except as caused by IBM's negligence.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

(17.) IBM warrants all Foundry Services provided hereunder to be free from defects in materials and workmanship for a period of [*] from the date of shipment of Product resulting from such defective Foundry Services.

          THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          IBM's sole liability, and AMD's sole remedy for breach of warranty shall be limited as stated in this Section 17. If AMD claims that any Foundry Services fail to conform to the forgoing warranty, AMD shall:

          Promptly notify IBM in writing of the basis for such claim, and follow IBM instructions for the return of the Products claimed to be affected by the breach of warranty. If IBM determines such Products are defective beyond the defect rate assumed by the Base Yield (BA), IBM will, at IBM's option, repair the Product damaged by the defective Foundry Service, or issue credit to AMD for future Foundry Services based on the price of the Product so damaged, to the extent the number of such damaged Product exceeds the yield loss allowed by Base Yield
          (BA).

(18.) IBM's maximum liability for any claim or cause of action relating to the Foundry Services provided under this Agreement shall not exceed [*] to the warranty set forth herein. In no event shall either party be entitled to incidental, consequential or punitive damages, including lost profit based on any breach or default of the other party arising out of the providing of Foundry Services hereunder.

(19.) IBM makes no warranty or representation regarding the infringement of the intellectual property rights of third parties.

(20.) No license, immunity or other right is granted herein to AMD, whether directly or by implication, estoppel or otherwise, with respect to any patent, trademark, copyright, mask work, trade



AMD/IBM CONFIDENTIAL                                               June 11, 1996

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                                    -77-
secret or other intellectual property right of IBM, except as expressly stated in this Agreement.

(21). Should AMD desire to order Wafer Test Foundry Services hereunder, AMD will so inform IBM in writing ninety (90) days prior to the requested date for the start of Wafer Test production. AMD will deliver the AMD TEST SYSTEM to IBM no later than forty-five (45) days prior to the requested date for start of Wafer Test production. AMD shall be liable for the minimum monthly charge identified in Section D3 commencing upon the earlier of forty-five (45) days after delivery to IBM of the AMD TEST SYSTEM or the start of Wafer Test production on the AMD TEST SYSTEM. Also, AMD will consign to IBM one [*] tester (referred to herein and throughout this Appendix D as AMD TESTER), one [*] and all custom hardware and software required for IBM to perform Wafer Test on AMD Wafers (Collectively referred to herein and throughout this Appendix D as AMD TEST SYSTEM). IBM will install the AMD TEST SYSTEM and AMD will reimburse IBM for the installation costs. Once installed, IBM will provide operational maintenance and production support for the AMD TEST SYSTEM equivalent to that provided for IBM's existing tester base. To the extent the AMD TEST SYSTEM components are not common with IBM's current tool set, AMD and IBM will require mutual agreement on how to proceed. AMD will reimburse IBM for third party repair service as required to maintain the AMD TEST SYSTEM. The foregoing constitutes IBM's entire obligation with respect to operational maintenance and production support for the AMD TEST SYSTEM. IBM agrees to accept one additional AMD TEST SYSTEM under the same provisions as IBM accepted the initial AMD TEST SYSTEM.

(22) AMD grants permission to IBM to use the AMD TEST SYSTEM for Wafer Test of non-AMD product provided that there are no AMD Wafers available for Wafer Test. IBM agrees to provide operational support for the AMD TEST SYSTEM consistent with the operation of the IBM test center. Should the AMD TEST SYSTEM be unavailable due to system maintenance or repair, IBM agrees to use its own Wafer Test equipment, if available, for short term backup capacity. This



AMD/IBM CONFIDENTIAL                                               June 11, 1996

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                                    -78-

     Section 22 is IBM's entire obligation with respect to operational support for the AMD TEST SYSTEM.

(23) AMD will provide IBM with limit flags' for some test bins. Depending upon action criteria provided by AMD, for AMD Wafers and AMD Wafer lots which exceed limit flags, IBM will remove AMD Wafers or AMD Wafer lots from the production line and return them to AMD as: 1) scrap wafers to be returned in high density pancake jars or 2) evaluation wafers to be returned in their original shipping containers. IBM will use AMD provided shipping materials and instructions for such returns. Such returned AMD Wafers shall be billed to AMD in accordance with Section D.5.

(24) IBM will preserve AMD Wafer lot identity through all Foundry Services steps, traceable to the original AMD Wafer lot.

(25) IBM will provide AMD with a weekly production snapshot report consisting of the following information: WIP, cycle time, starts, ships and yield of Product in each form of the Foundry Service. During the quarterly OSC meetings IBM and AMD will review and discuss operational logistics issues , volume forecast, cycle time forecast and the purchase order for the next quarter.

(26) As part of the technical assistance provided under Section 5 of the Agreement and as limited thereunder, IBM agrees to provide technical assistance to AMD to address AMD's yield and reliability problems which may arise, and a) are related to the Foundry Service, or its MATERIALS, or b) which arise through interaction of the Foundry Service process or MATERIALS with AMD Wafers.

(27) IBM will return AMD Wafer carcasses which contain the die not picked as part of the Foundry Services, to AMD on a weekly basis unless otherwise agreed. Scrap modules resulting from performance of BA Foundry Services will be returned in a similar manner. All such returns shall be at AMD's expense.


AMD/IBM CONFIDENTIAL                                               June 11, 1996

(28) AMD may make one request to IBM for the extension of the Foundry Service Period for Bumping Foundry Services only. Such request must be made in writing no later than [*]. Notwithstanding the foregoing, IBM has no obligation to extend the Foundry Service Period as it is currently stated in this Appendix D.

(29) Following the conclusion of the Foundry Service Period, IBM will remove and return to AMD, at AMD expense, the AMD TEST SYSTEM and all other AMD owned tooling provided to IBM during the Foundry Service period pursuant to Appendix D.

(30) AMD agrees that during the Foundry Services Period, only IBM approved CHIP CARRIERS will be used for BA Foundry Services performed by IBM. AMD may purchase IBM manufactured CHIP CARRIERS as provided for in Appendix C. AMD will provide such CHIP CARRIERS to IBM Burlington in volumes and on a schedule consistent with BA Foundry Service requirements.



AMD/IBM CONFIDENTIAL                                               June 11, 1996

           *CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE

                                    -80-